                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                  HEWLETT-PACKARD COMPANY
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

CARLETON S. FIORINA                                                                     HEWLETT-PACKARD COMPANY
Chairman and                                        [HP LOGO]                           3000 Hanover Street
Chief Executive Officer                                                                 Palo Alto, CA 94304
                                                                                        www.hp.com

To our Shareowners:

I am pleased to invite you to attend the annual meeting of shareowners of Hewlett-Packard Company to be held on Friday, April 26, 2002 at 2:00 p.m. at the Flint Center located at 21250 Stevens Creek Boulevard, Cupertino, California.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Hewlett-Packard Company.

Sincerely,

/s/ Carleton S. Fiorina

                       2002 ANNUAL MEETING OF SHAREOWNERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREOWNERS.....................      1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
  ANNUAL MEETING............................................      2
  WHY AM I RECEIVING THESE MATERIALS?.......................      2
  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?.........      2
  WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL
    MEETING?................................................      2
  HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?....      2
  WHAT SHARES CAN I VOTE?...................................      2
  WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A
    SHAREOWNER OF RECORD AND AS A BENEFICIAL OWNER?.........      2
  HOW CAN I ATTEND THE ANNUAL MEETING?......................      3
  HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL
    MEETING?................................................      3
  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL
    MEETING?................................................      3
  CAN I CHANGE MY VOTE?.....................................      4
  AS A SHAREOWNER, WHO CAN HELP ANSWER MY QUESTIONS?........      4
  HOW ARE VOTES COUNTED?....................................      4
  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE
    PROPOSALS?..............................................      5
  WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING
    MATERIALS?..............................................      5
  HOW DO I OBTAIN A SEPARATE SET OF VOTING MATERIALS?.......      5
  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL
    MEETING?................................................      5
  WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE
    ANNUAL MEETING?.........................................      5
  WHAT SHARES ARE ENTITLED TO BE VOTED?.....................      5
  WHAT ARE THE QUORUM AND VOTING REQUIREMENTS FOR THE ANNUAL
    MEETING?................................................      5
  IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF
    DIRECTORS?..............................................      6
  WHO WILL COUNT THE VOTES?.................................      6
  IS MY VOTE CONFIDENTIAL?..................................      6
  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL
    MEETING?................................................      6
  MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S
    ANNUAL MEETING OF SHAREOWNERS OR NOMINATE INDIVIDUALS TO
    SERVE AS DIRECTORS?.....................................      7

BOARD STRUCTURE AND COMPOSITION.............................      8

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES........     10

PROPOSALS TO BE VOTED ON....................................     11
    PROPOSAL NO. 1 Election of Directors....................     11
    PROPOSAL NO. 2 Ratification of Independent Auditors.....     16
    PROPOSAL NO. 3 Shareowner Proposal Entitled "China
     Business Principles"...................................     17
    PROPOSAL NO. 4 Shareowner Proposal Entitled "Report on
     Producer Responsibility for Product Take-Back and
     Recycling".............................................     20

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     23
    Beneficial Ownership Table..............................     23
    Section 16(a) Beneficial Ownership Reporting
     Compliance.............................................     27

EXECUTIVE COMPENSATION......................................     28
    Summary Compensation Table..............................     28
    Option Grants in Last Fiscal Year.......................     33
    Aggregated Option Exercises in Last Fiscal Year and
     Fiscal Year-End Option Values..........................     34
    Employment Contracts, Termination of Employment and
     Change-in-Control Arrangements.........................     35
    Pension Plan............................................     39
    Report of the Compensation Committee of the Board of
     Directors on Executive Compensation....................     41
    Stock Performance Graphs................................     46

EXECUTIVE OFFICERS..........................................     47

INDEPENDENT AUDITORS........................................     49

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....     50

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            HEWLETT-PACKARD COMPANY

                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 857-1501

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

TIME AND DATE                2:00 p.m. local time on Friday, April 26, 2002

PLACE                        The Flint Center
                             21250 Stevens Creek Boulevard
                             Cupertino, California

ITEMS OF BUSINESS            (1)  To elect directors.

                             (2)  To ratify the appointment of independent auditors.

                             (3)  To consider and vote upon a shareowner proposal entitled "China
                                  Business Principles."

                             (4)  To consider and vote upon a shareowner proposal entitled "Report on Producer Responsibility for Product Take-Back and Recycling."

                             (5)  To consider such other business as may properly come before the meeting.

ADJOURNMENTS AND             Any action on the items of business described above may be considered
POSTPONEMENTS                at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE                  You are entitled to vote only if you were a holder or joint holder of
                             HP common stock at the close of business on March 18, 2002.

MEETING ADMISSION            You are entitled to attend the annual meeting only if you were an HP shareowner or joint holder as of the close of business on March 18,
                             2002 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder or hold your shares through HP's TAXCAP or
                             Share Ownership Plan, your name will be verified against the list of record holders or plan participants on the record date prior to being admitted to the meeting. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 18, 2002, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

                             The annual meeting will begin promptly at 2:00 p.m., local time.
                             Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.

VOTING                       YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE
                             ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND
                             SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOU MAY
                             SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY
                             COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD OR VOTING
                             INSTRUCTION CARD IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE, OR, IN
                             MOST CASES, BY USING THE TELEPHONE OR THE INTERNET. FOR SPECIFIC
                             INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION
                             ENTITLED QUESTIONS AND ANSWERS BEGINNING ON PAGE 2 OF THIS PROXY
                             STATEMENT AND THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION
                             CARD.


                                                 By Order of the Board of Directors,

                                                 /s/ Ann O. Baskins

                                                 ANN O. BASKINS
                                                 Vice President, General Counsel and Secretary

 THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ACCOMPANYING PROXY CARD
                ARE BEING DISTRIBUTED ON OR ABOUT APRIL 4, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Hewlett-Packard Company, a Delaware corporation (sometimes referred to as the "Company" or "HP"), is providing these proxy materials for you in connection with HP's annual meeting of shareowners, which will take place on April 26, 2002. As a shareowner, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information. Our 2001 Annual Report, which includes our 2001
    Form 10-K/ A, is also enclosed.

Q:  WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are four items of business scheduled to be voted on at the annual meeting:

    - The election of directors,

    - The ratification of independent auditors,

    - A shareowner proposal entitled "China Business Principles," and

    - A shareowner proposal entitled "Report on Producer Responsibility for Product Take-Back and Recycling."

    We will also consider other business that properly comes before the annual meeting.

Q:  HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the ratification of independent auditors, and "AGAINST" each of the shareowner proposals.

Q:  WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on March 18, 2002, the RECORD DATE. These shares include (1) shares held directly in your name as the SHAREOWNER OF RECORD, including shares purchased through HP's Dividend Reinvestment Plan, HP's prior Employee Stock Purchase Plan and HP's Direct Registration Service, and (2) shares held for you as the BENEFICIAL OWNER through a broker or other nominee such as a bank, including shares purchased through HP's 401(k) plan, the Tax Saving Capital Accumulation Plan ("TAXCAP") or the Share Ownership Plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREOWNER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most HP shareowners hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREOWNER OF RECORD

    If your shares are registered directly in your name with HP's transfer agent, Computershare Investor Services Limited, you are considered, with respect to those shares, the SHAREOWNER OF RECORD, and these proxy materials are being sent directly to you by HP. As the SHAREOWNER OF RECORD, you have the right to grant your voting proxy directly to HP or to vote in person at the meeting. HP has enclosed or sent a proxy card for you to use.

    BENEFICIAL OWNER

    If your shares are held in a brokerage account or by another nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting.

    However, since you are not the SHAREOWNER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:  HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were an HP shareowner or joint holder as of the close of business on March 18, 2002, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder or hold your shares through HP's TAXCAP or Share Ownership Plan, your name will be verified against the list of record holders or plan participants on the record date prior to being admitted to the annual meeting. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 18, 2002, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

    The annual meeting will begin promptly at 2:00 p.m. Check-in will begin at 12:30 p.m., and you should allow ample time for the check-in procedures.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the SHAREOWNER OF RECORD may be voted in person at the annual meeting. Shares held in street name may be voted in person only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares. EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareowner of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareowner of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

    BY INTERNET--Record holders of shares of HP common stock with Internet access may submit proxies from any location in the world by following the "Vote by Internet" instructions on their proxy cards. Most HP shareowners who hold shares in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers or nominees. Please check the voting instruction card for Internet voting availability.

    BY TELEPHONE--Record holders of HP common stock who live in the United States or Canada may submit proxies by following the "Vote by Phone" instructions on their proxy cards. Most HP shareowners who hold shares in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers or nominees. Please check the voting instruction card for telephone voting availability.

    BY MAIL--Record holders of HP common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. HP shareowners who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q:  CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:  AS A SHAREOWNER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

                               Georgeson Shareholder
                                 111 Commerce Road
                            Carlstadt, New Jersey 07072
                            Shareowners: (888) 921-5724
                        International Calls: (416) 847-7199
                         Banks and Brokers: (212) 440-9800

    If you need additional copies of this proxy statement or voting materials, you should contact Georgeson Shareholder as described above or send an e-mail to hp@georgeson.com.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. Please note that proxies are being solicited by HP for two different slates of directors, since the actual slate to be voted upon at the annual meeting will depend on whether HP's proposed merger transaction involving Compaq Computer Corporation (the "Compaq merger") is completed prior to the annual meeting. You should vote on each slate to ensure that your votes are counted regardless of whether the Compaq merger has been completed prior to the annual meeting.

    - If the Compaq merger is completed prior to the annual meeting, 12 directors will be voted upon at the annual meeting and you may vote "FOR" all of these nominees or your vote may be "WITHHELD" with respect to one or more of the 12 nominees.

    - If the Compaq merger is not completed prior to the annual meeting, eight directors will be voted upon at the annual meeting and you may vote "FOR" all of these nominees or your vote may be "WITHHELD" with respect to one or more of the eight nominees.

    YOU MUST GIVE SEPARATE INSTRUCTIONS WITH RESPECT TO EACH SLATE OF NOMINEES FOR YOUR INSTRUCTIONS TO BE COUNTED IN BOTH THE CASE WHERE THE COMPAQ MERGER IS COMPLETED PRIOR TO THE ANNUAL MEETING AND THE CASE WHERE THE COMPAQ MERGER IS NOT COMPLETED PRIOR TO THE ANNUAL MEETING. SUBJECT TO THE DISCUSSION BELOW "IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?", IF YOU FAIL TO GIVE INSTRUCTIONS WITH RESPECT TO EITHER SLATE OF NOMINEES, YOUR SHARES WILL BE VOTED "FOR" ALL OF THE NOMINEES ON SUCH SLATE OF DIRECTORS.

    For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Company's nominees to the Board, "FOR" ratification of the independent auditors, and "AGAINST" each of the shareowner proposals and in the discretion of the proxy holders on any other matters that properly come before the meeting), except that any shares you hold in TAXCAP will be voted in proportion to the way the other TAXCAP participants vote their shares.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, if the Compaq merger is completed prior to the annual meeting, the 12 persons receiving the highest number of "FOR" votes at the annual meeting will be elected. If the Compaq merger is not completed prior to the annual meeting, the eight persons receiving the highest number of "FOR" votes at the annual meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. If you are a BENEFICIAL OWNER and do not provide the SHAREOWNER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT ARE THE QUORUM AND VOTING REQUIREMENTS FOR THE MEETING?" below. In tabulating the voting result for any particular proposal, shares that constitute BROKER NON-VOTES are not considered entitled to vote on that proposal.

Q:  WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareowner of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each HP proxy card and voting instruction card that you receive.

Q:  HOW DO I OBTAIN A SEPARATE SET OF VOTING MATERIALS?

A: If you share an address with another shareowner and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. You may write to us at 3000 Hanover Street, Palo Alto, CA 94304, Attn: Investor Relations, call us at
    800-TALK HWP or go to our website at http:/
    /www.hp.com/hpinfo/investor/main.htm.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2002.

Q:  WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Carleton S. Fiorina, HP's Chairman and Chief Executive Officer, and Ann O. Baskins, HP's Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:  WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of HP common stock issued and outstanding as of the close of business on March 18, 2002, the RECORD DATE, is entitled to be voted on all items being voted upon at the annual meeting. On the RECORD DATE, we had approximately 1,943,724,761 shares of common stock issued and outstanding.

Q:  WHAT ARE THE QUORUM AND VOTING REQUIREMENTS FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of shares of HP common stock issued and outstanding that are present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that item without instructions from the beneficial owner and instructions are not given.

Q:  IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?

A: In the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock, and the Compaq merger is completed before the annual meeting, so there are 12 directors to be voted upon at the annual meeting, you could allocate 1,200 "FOR" votes (12 X 100) among as few or as many of the 12 persons to be voted upon at the annual meeting if the Compaq merger is completed prior to the annual meeting as you choose. If the Compaq merger is not completed before the annual meeting, so there are eight directors to be voted upon at the annual meeting, you could allocate 800 "FOR" votes (8 X 100) among as few or as many of the eight persons to be voted upon at the annual meeting if the Compaq merger is not completed prior to the annual meeting as you choose.

    If you choose to cumulate your votes, you will need to make an explicit statement of your intent to do so, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting.

    Please note that if you wish to cumulate your votes in the election of directors, you must cumulate your votes separately among the slate of 12 directors to be voted upon at the annual meeting if the Compaq merger is completed before the annual meeting and among the slate of eight directors to be voted upon at the annual meeting if the Compaq merger is not completed before the annual meeting.

    Carleton S. Fiorina and Ann O. Baskins, as proxyholders, reserve the right to cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you instruct that your votes be withheld.

    Cumulative voting only applies to the election of directors. For all other matters, each share of common stock outstanding as of the close of business on the RECORD DATE is entitled to one vote.

Q:  WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Computershare Investor Services Limited, HP's transfer agent.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareowners are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HP or to third parties, except
    (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation. Occasionally, shareowners provide written comments on their proxy card, which are then forwarded to HP management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Georgeson Shareholder ("Georgeson") to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson a fee of $15,000 plus customary out-of-pocket expenses for these services. HP has agreed to indemnify Georgeson against certain liabilities arising out of or in connection with its agreement. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareowners.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREOWNERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareowner meetings, including director nominations.

    SHAREOWNER PROPOSALS: In order for a shareowner proposal to be considered for inclusion in HP's proxy statement for the annual meeting next year, the written proposal must be received by the corporate secretary of HP no later than December 5, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareowner proposals in company-sponsored proxy materials. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in HP's proxy statement is a reasonable time before HP begins to print and mail its proxy materials. For a shareowner proposal that is not intended to be included in HP's proxy statement under Rule 14a-8, the shareowner must have delivered a proxy statement and form of proxy to holders of a sufficient number of shares of HP common stock to approve the proposal, provide the information required by the bylaws of HP and give timely notice to the corporate secretary of HP in accordance with the bylaws of HP, which, in general, require that the notice be received by the corporate secretary of HP:

    - Not earlier than the close of business on December 27, 2002, and

    - Not later than the close of business on January 28, 2003.

    However, if the date of the shareowner meeting is moved more than 30 days before or 60 days after the anniversary of the HP annual meeting for the prior year, then notice must be received no earlier no than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

    - 90 days prior to the meeting; and

    - 10 days after public announcement of the meeting date.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board's Nominating and Governance Committee. Any such recommendations should be directed to the corporate secretary of HP at our principal executive offices. In addition, the bylaws of HP permit shareowners to nominate directors at an annual shareowner meeting. To nominate a director, the shareowner must have delivered a proxy statement and form of proxy to holders of a sufficient number of shares of HP common stock to elect such nominee and provide the information required by the bylaws of HP, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation exclusively to HP and its shareowners. In addition, the shareowner must give timely notice to the corporate secretary of HP in accordance with the bylaws of HP, which require that the notice be received by the corporate secretary of HP within the time periods described above under "Shareowner Proposals."

    COPY OF BYLAW PROVISIONS: You may contact the HP corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareowner proposals and nominating director candidates.

                        BOARD STRUCTURE AND COMPOSITION

    As of the date of this proxy statement our Board has 9 directors and the following five committees: (1) Audit, (2) Compensation, (3) Executive,
(4) Finance and Investment, and (5) Nominating and Governance. The membership and the function of each committee during the last fiscal year are described below. During fiscal 2001, the Board held 18 meetings and each director attended at least 75% of all Board and applicable committee meetings.

                                                                                      FINANCE AND   NOMINATING AND
NAME OF DIRECTOR                                AUDIT     COMPENSATION    EXECUTIVE   INVESTMENT      GOVERNANCE
---------------------------------------------  --------   -------------   ---------   -----------   ---------------
NON-EMPLOYEE DIRECTORS:
Philip M. Condit                                                X*                                         X
Patricia C. Dunn                                  X                                        X*
Sam Ginn                                                        X                                          X*
Richard A. Hackborn                               X                                        X
Walter B. Hewlett(1)                                            X                                          X
Dr. George A. Keyworth II                         X*                                       X
Robert E. Knowling Jr.                            X                                        X
Susan Packard Orr(2)                                            X                                          X
EMPLOYEE DIRECTORS
Carleton S. Fiorina                                                           X*                           X
Robert P. Wayman                                                              X            X
Number of Meetings in Fiscal 2001                 6            10          0(3)            6               4

------------------------------

X = Committee member; * = Chair

(1) Walter B. Hewlett is not a nominee for election as director at the annual meeting.

(2) Susan Packard Orr did not stand for re-election to the Board at the 2001 Annual Meeting. Ms. Orr previously served on the Compensation Committee and Nominating and Governance Committee.

(3) Numerous actions were taken by the Executive Committee by written consent. The Executive Committee met informally and had other discussions relating to these actions and other matters during the fiscal year.

THE AUDIT COMMITTEE

The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and selects our independent auditors. In discharging its duties, the committee:

    - reviews and approves the scope of the annual audit and the independent auditors' fees;

    - meets independently with our internal auditing staff, our independent auditors and our senior management; and

    - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program and matters relating to internal control systems, as well as the results of the annual audit and review of interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter.

The Audit Committee operates under a written charter adopted by the Board, which was published in last year's proxy statement.

COMPENSATION COMMITTEE

The Compensation Committee determines, approves and reports to the Board on, all elements of compensation for our elected officers including bonuses, as described below in pages 41 through 45 of this proxy statement.

EXECUTIVE COMMITTEE

The Executive Committee meets or takes written action when the Board is not otherwise meeting and has the same level of authority as the Board, except that it cannot amend the bylaws of HP, recommend any action that requires the approval of the shareowners or take any other action not permitted to be delegated to a committee under Delaware law.

FINANCE AND INVESTMENT COMMITTEE

The Finance and Investment Committee supervises the investment of all assets held by HP's employee benefit plans and funds and reviews the investment results of HP's international subsidiaries' pension plans. It also establishes and reviews policies regarding the investment of general corporate assets, HP's capital structure and the issuance of debt, as well as the use of derivative investments to manage currency and interest rate exposure. In addition, it provides oversight and guidance to the Board regarding significant financial matters, including the payment of dividends.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee proposes a slate of directors for election by our shareowners at each annual meeting and candidates to fill any vacancies on the Board. It is also responsible for approving management succession plans and addressing Board organizational and governance issues.

              DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

    The following table provides information on HP's compensation and reimbursement practices during fiscal 2001 for non-employee directors, as well as the range of compensation paid to non-employee directors who served the entire 2001 fiscal year. The directors who also are employed by HP, Ms. Fiorina and Mr. Wayman, did not receive any separate compensation for their Board activities.

                         NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
                                     FOR FISCAL 2001
Annual director retainer....................................                      $100,000
Minimum percentage of annual retainer to be paid in HP
 stock(1)...................................................                           75%
Additional retainer for Committee chair.....................                        $5,000
Reimbursement for expenses attendant to Board membership....                           Yes
Range of total compensation paid to directors (for the
 year)......................................................           $100,000 - $105,000

------------------------------

(1) Each director may elect to receive the annual director retainer in a grant of stock or stock options. Under special circumstances, less than 75% may be paid in stock.

    Under the Company's stock ownership guidelines for directors, all directors are required to accumulate over time shares of HP stock equal in value to at least twice the value of the annual director retainer.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    This proposal consists of two slates of nominees for election as directors. One slate, consisting of 12 nominees, will be voted on at the annual meeting if the Compaq merger is completed prior to the annual meeting. The other slate, consisting of eight nominees, will be voted on at the annual meeting if the Compaq merger is not completed prior to the annual meeting. HP requests your vote with respect to each of the two slates.

    As of the date of this proxy statement, HP has nine directors, including Walter B. Hewlett, who is not a nominee for reelection.

    Upon completion of the merger, the HP Board has agreed to appoint five directors of Compaq to the Board and HP has agreed that only two directors will be HP employees. Accordingly, Robert P. Wayman has indicated that he intends to tender his resignation from the Board, contingent upon completion of the Compaq merger. If the Compaq merger is completed prior to the annual meeting, there are 12 persons who will be voted upon at the annual meeting for election to the Board, eight of whom will have served as directors since the last annual meeting.

    If the Compaq merger is not completed prior to the annual meeting, then there are eight persons who will be voted upon at the annual meeting for election to the Board, all of whom will have served as directors since the last annual meeting.

    Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until successors are elected. There are no family relationships among our executive officers and directors.

    If the Compaq merger is completed prior to the annual meeting, the proxyholders, Carleton S. Fiorina and Ann O. Baskins, will vote in favor of the 12 persons listed below under the section "HP Nominees Following the Completion of the Compaq Merger," unless contrary instructions are given. If the Compaq merger has not been completed prior to the annual meeting, the proxyholders, Carleton S. Fiorina and Ann O. Baskins, will vote in favor of the eight persons described below under the section "HP Nominees Prior to the Completion of the Compaq Merger," unless contrary instructions are given.

    If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors and if the Compaq merger is completed prior to the annual meeting, your shares will be voted for the 12 persons recommended by the Board. If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors and if the Compaq merger is not completed prior to the annual meeting, your shares will be voted for the eight persons recommended by the Board in that case. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to both the slate of 12 persons who will be voted upon at the annual meeting if the Compaq merger is completed prior to the annual meeting and the slate of eight persons who will be voted upon at the annual meeting if the Compaq merger is not completed prior to the annual meeting.

    The Board expects that all of the nominees will be available to serve as directors as indicated. In the event that any nominee should become unavailable, however, the proxyholders, Carleton S. Fiorina and Ann O. Baskins, would vote for a nominee or nominees who would be designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

VOTE REQUIRED

    If the Compaq merger is completed prior to the annual meeting, the 12 persons receiving the highest number of votes represented by shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected. If the Compaq merger is not completed prior to the annual meeting, the eight persons receiving the highest number of votes represented by shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

    You may cumulate your votes in favor of one or more directors. However, if you wish to cumulate your votes, you will need to cumulate your votes SEPARATELY among the nominees on each slate, by cumulating your votes among any of the 12 persons who will be voted upon at the annual meeting in the event that the Compaq merger is completed prior to the annual meeting and SEPARATELY cumulating your votes among the eight persons who will be voted upon at the annual meeting if the Compaq merger is not completed prior to the annual meeting. Carleton S. Fiorina and Ann O. Baskins, as proxyholders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a shareowner's votes will not be cast for a nominee as to which such shareowner instructs that such votes be withheld.

HP NOMINEES FOLLOWING THE COMPLETION OF THE COMPAQ MERGER

    IF THE COMPAQ MERGER IS COMPLETED PRIOR TO THE ANNUAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

LAWRENCE T. BABBIO, JR.*        Mr. Babbio has served as Vice Chairman and President of
Age 57                          Verizon Communications, Inc. (formerly Bell Atlantic
                                Corporation) since 2000. In 1997 he was elected President
                                and Chief Operating Officer--Network Group, and
                                Chairman--Global Wireless Group of Bell Atlantic. In 1995,
                                he was elected Vice Chairman of Bell Atlantic. Mr. Babbio
                                has been a director of Compaq since 1995. Mr. Babbio is also a director of ARAMARK Corporation.

MICHAEL D. CAPELLAS*            Mr. Capellas was elected to serve as Chairman and Chief
Age 47                          Executive Officer of Compaq in 2000. Prior to that time he served as President and Chief Executive Officer and was
                                appointed a director in 1999, and also served as Chief
                                Operating Officer earlier that year. Mr. Capellas joined
                                Compaq in 1998 as Senior Vice President, Information
                                Management and Chief Information Officer. Prior to joining
                                Compaq, he was Senior Vice President and General Manager of
                                the global energy business of Oracle Corporation from 1997 through 1998, and Director of Supply Chain Management for
                                SAP America, Inc. from 1996 through 1997. From 1981 through
                                1996, Mr. Capellas held several management positions at
                                Schlumberger Limited, including serving as head of worldwide information services. Mr. Capellas also serves as a director of Dynegy, Inc.

PHILIP M. CONDIT                Mr. Condit has been Chairman of The Boeing Company since
Director since 1998             February 1997, its Chief Executive Officer since April 1996
Age 60                          and a member of its board since 1992. He served as President of The Boeing Company from August 1992 until becoming
                                Chairman.

------------------------

* To be appointed to the Board upon completion of the Compaq merger pursuant to HP's merger agreement with Compaq.

PATRICIA C. DUNN                Ms. Dunn has been Global Chief Executive of Barclays Global
Director since 1998             Investors (BGI) since 1998 and its Co-Chairman from October
Age 48                          1995 through June 1999. Ms. Dunn oversees the activities and strategy of BGI, the world's largest institutional
                                investment manager, having joined the firm's predecessor
                                organization, Wells Fargo Investment Advisors, in 1978.

CARLETON S. FIORINA             Ms. Fiorina became Chairman of the Board in September 2000
Director since 1999             and was named President, Chief Executive Officer and
Age 47                          director of HP in July 1999. Prior to joining HP, she served as Executive Vice President, Computer Operations for Lucent
                                Technologies, Inc. and oversaw the formation and spin-off of
                                Lucent from AT&T. She also served as Lucent's President,
                                Global Service Provider Business and President, Consumer
                                Products. Ms. Fiorina is a member of the Board of Directors of Cisco Systems, Inc.

SAM GINN                        Mr. Ginn served as Chairman of Vodafone AirTouch Plc from
Director since 1996             1999, following the merger of Vodafone and AirTouch, until
Age 64                          his retirement in May 2000. He was Chairman of the Board and
                                Chief Executive Officer of AirTouch from December 1993 to
                                June 1999. Mr. Ginn is also a director of ChevronTexaco
                                Corporation and the Fremont Group.

RICHARD A. HACKBORN             Mr. Hackborn served as Chairman of the Board from January
Director since 1992             2000 to September 2000. He was HP's Executive Vice
Age 64                          President, Computer Products Organization from 1990 until
                                his retirement in 1993 after a 33-year career with our
                                company. He is a director of the Boise Art Museum.

GEORGE A. KEYWORTH II           Dr. Keyworth has been Chairman and Senior Fellow with The
Director since 1986             Progress & Freedom Foundation, a public policy research
Age 62                          institute, since 1995. He is a director of General Atomics.
                                Dr. Keyworth holds various honorary degrees and is an
                                honorary professor at Fudan University in Shanghai, People's
                                Republic of China.

ROBERT E. KNOWLING, JR.         Mr. Knowling has been Chairman and Chief Executive Officer
Director since 2000             of Internet Access Technologies Inc., a software development
Age 46                          company specializing in ASP-based productivity suites
                                provided through the Internet, since February 2001. From
                                July 1998 through October 2000 he was President and Chief
                                Executive Officer of Covad Communications Company, a
                                national broadband service provider of high speed Internet and network access using DSL Technology. He also served as
                                Chairman of Covad from September 1999 to October 2000. From
                                1997 though July 1998, Mr. Knowling served as the Executive
                                Vice President of Operations and Technologies at US WEST
                                Communications, Inc. Mr. Knowling is a director of Ariba,
                                Inc., Broadmedia Inc., Heidrick & Struggles International,
                                Inc. and the Juvenile Diabetes Foundation International. He
                                also serves as a member of the advisory board for both
                                Northwestern University's Kellogg Graduate School of
                                Management and the University of Michigan Graduate School of
                                Business.

SANFORD M. LITVACK*             Mr. Litvack is of counsel with the law firm of Dewey
Age 65                          Ballantine LLP. Mr. Litvack served as Vice Chairman of the
                                Board of The Walt Disney Company from 1999 to 2000. From
                                1994 until his appointment as Vice Chairman, he served as
                                Senior Executive Vice President and Chief of Corporate
                                Operations. Prior to joining Disney in 1991, Mr. Litvack was a member of the Executive Committee and Chairman of the
                                Litigation Department of Dewey Ballantine LLP. Mr. Litvack
                                has been a director of Compaq since 2001. Mr. Litvack is
                                also a director of PacifiCare Health Systems, Inc.,
                                Antigenics, Inc., Cyber Capital and EuroDisney S.C.A.

THOMAS J. PERKINS*              Mr. Perkins has been a General Partner of Kleiner Perkins
Age 70                          Caufield & Byers, a private investment partnership, since
                                1972, and has served as either a general or limited partner of numerous funds formed by Kleiner Perkins Caufield &
                                Byers. Mr. Perkins served as Chairman of the Board of
                                Directors of Tandem Computers Incorporated from 1974 until
                                1997. Mr. Perkins has been a director of Compaq since 1997.
                                He is also a director of News Corporation.

LUCILLE S. SALHANY*             Ms. Salhany has been Chairman of LifeFX, Inc. since March
Age 55                          2002. She was Co-President and Chief Operating Officer of
                                LifeFX Networks, Inc. since 1999. She was President and
                                Chief Executive Officer of JHMedia from 1997 to 1999.
                                Ms. Salhany served as President and Chief Executive Officer of the United Paramount Network from 1994 to 1997. From 1993 to 1994, she served as Chairman of FOX Broadcasting Company and from 1991 to 1993 she served as Chairman of Twentieth
                                Century Fox Television. She was a member of the Board of
                                Directors of Fox, Inc. from 1991 to 1993. Ms. Salhany has
                                served as a director of Compaq since 1997. Ms. Salhany is
                                also a director of Boston Restaurant Associates, Inc.

------------------------

* To be appointed to the Board upon completion of the Compaq merger pursuant to HP's merger agreement with Compaq.

HP NOMINEES PRIOR TO THE COMPLETION OF THE COMPAQ MERGER

    IF THE COMPAQ MERGER IS NOT COMPLETED PRIOR TO THE ANNUAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

PHILIP M. CONDIT                See biography above.
Director since 1998
Age 60

PATRICIA C. DUNN                See biography above.
Director since 1998
Age 48

CARLETON S. FIORINA             See biography above.
Director since 1999
Age 47

SAM GINN                        See biography above.
Director since 1996
Age 64

RICHARD A. HACKBORN             See biography above.
Director since 1992
Age 64

GEORGE A. KEYWORTH II           See biography above.
Director since 1986
Age 62

ROBERT E. KNOWLING, JR.         See biography above.
Director Since 2000
Age 46

ROBERT P. WAYMAN                Mr. Wayman has served as Executive Vice President, Finance
Director since 1993             and Administration since December 1992 and Chief Financial
Age 56                          Officer of HP since 1984. Mr. Wayman is a director of CNF
                                Transportation, Inc., Sybase Inc., and Portal Software, Inc.
                                He also serves as a member of the Kellogg Advisory Board to
                                Northwestern University School of Business and is a director of the Private Sector Council and Cultural Initiatives
                                Silicon Valley.

                                 PROPOSAL NO. 2

                      RATIFICATION OF INDEPENDENT AUDITORS

    The Audit Committee of the Board has appointed Ernst & Young LLP as independent auditors to audit HP's consolidated financial statements for the fiscal year ending October 31, 2002. During fiscal 2001, Ernst & Young served as HP's independent auditors and also provided certain tax and accounting services. Representatives of Ernst & Young are expected to attend the meeting, where they are expected to be available to respond to questions and, if they desire, to make a statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS HP'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR. If the appointment is not ratified, the Board will consider whether it should select other independent auditors.

VOTE REQUIRED

    Ratification of the appointment of Ernst & Young LLP as HP's independent auditors for fiscal 2002 requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted at the meeting.

                                 PROPOSAL NO. 3

            SHAREOWNER PROPOSAL ENTITLED "CHINA BUSINESS PRINCIPLES"

    Occasionally, we receive suggestions from our shareowners. Some are received as formal shareowner proposals. All are given careful attention by HP and, in the past, management has adopted a number of suggestions.

    The author and proponent of the following shareowner proposal is John C. Harrington, P.O. Box 6108, Napa, California 94581-1108. Mr. Harrington has requested the Company to include the following proposal and supporting statement in its proxy statement for the 2002 Annual Meeting of Shareowners, and if properly presented this proposal will be voted on at the annual meeting.
Mr. Harrington beneficially owns 200 shares of HP's common stock. The shareowner proposal is quoted verbatim in italics, below.

    Management of HP disagrees strongly with the adoption of the resolution proposed below and asks shareowners to read through Management's response, which follows the shareowner proposal.

    OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 3.

VOTE REQUIRED

    Approval of the shareowner proposal requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

PROPONENT'S PROPOSAL:

"CHINA BUSINESS PRINCIPLES

    WHEREAS: OUR COMPANY'S BUSINESS PRACTICES IN CHINA RESPECT HUMAN AND LABOR RIGHTS OF WORKERS. THE ELEVEN PRINCIPLES BELOW WERE DESIGNED TO COMMIT A COMPANY TO A WIDELY ACCEPTED AND THOROUGH SET OF HUMAN AND LABOR RIGHTS STANDARDS FOR CHINA. THEY WERE DEFINED BY THE INTERNATIONAL LABOR ORGANIZATION, AND THE UNITED NATIONS COVENANTS ON ECONOMIC, SOCIAL AND CULTURAL RIGHTS, AND CIVIL, AND POLITICAL RIGHTS. THEY HAVE BEEN SIGNED BY THE CHINESE GOVERNMENT AND CHINA'S NATIONAL LAWS.

    (1) NO GOODS OR PRODUCTS PRODUCED WITHIN OUR COMPANY'S FACILITIES OR THOSE OF SUPPLIERS SHALL BE MANUFACTURED BY BONDED LABOR, FORCED LABOR, WITHIN PRISON CAMPS OR AS PART OF REFORM-THROUGH-LABOR OR REEDUCATION-THROUGH-LABOR PROGRAMS.

    (2) OUR FACILITIES AND SUPPLIERS SHALL ADHERE TO WAGES THAT MEET WORKERS' BASIC NEEDS, FAIR AND DECENT WORKING HOURS, AND AT A MINIMUM, TO THE WAGE AND HOUR GUIDELINES PROVIDED BY CHINA'S NATIONAL LABOR LAWS.

    (3) OUR FACILITIES AND SUPPLIERS SHALL PROHIBIT THE USE OF CORPORAL PUNISHMENT, ANY PHYSICAL, SEXUAL OR VERBAL ABUSE OR HARASSMENT OF WORKERS.

    (4) OUR FACILITIES AND SUPPLIERS SHALL USE PRODUCTION METHODS THAT DO NOT NEGATIVELY AFFECT THE WORKER'S OCCUPATIONAL SAFETY AND HEALTH.

    (5) OUR FACILITIES AND SUPPLIERS SHALL NOT CALL ON POLICE OR MILITARY TO ENTER THEIR PREMISES TO PREVENT WORKERS FROM EXERCISING THEIR RIGHTS.

    (6) WE SHALL UNDERTAKE TO PROMOTE THE FOLLOWING FREEDOMS AMONG OUR EMPLOYEES AND THE EMPLOYEES OF OUR SUPPLIERS: FREEDOM OF ASSOCIATION AND ASSEMBLY, INCLUDING THE RIGHTS TO FORM UNIONS AND BARGAIN COLLECTIVELY; FREEDOM OF EXPRESSION, AND FREEDOM FROM ARBITRARY ARREST OR DETENTION.

    (7) COMPANY EMPLOYEES AND THOSE OF OUR SUPPLIERS SHALL NOT FACE DISCRIMINATION IN HIRING, REMUNERATION OR PROMOTION BASED ON AGE, GENDER, MARITAL STATUS, PREGNANCY, ETHNICITY OR REGION OF ORIGIN.

    (8) COMPANY EMPLOYEES AND THOSE OF OUR SUPPLIERS SHALL NOT FACE DISCRIMINATION IN HIRING, REMUNERATION OR PROMOTION BASED ON LABOR, POLITICAL OR RELIGIOUS ACTIVITY, OR ON INVOLVEMENT IN DEMONSTRATIONS, PAST RECORDS OF ARRESTS OR INTERNAL EXILE FOR PEACEFUL PROTEST, OR MEMBERSHIP IN ORGANIZATIONS COMMITTED TO NON-VIOLENT SOCIAL OR POLITICAL CHANGE.

    (9) OUR FACILITIES AND SUPPLIERS SHALL USE ENVIRONMENTALLY RESPONSIBLE METHODS OF PRODUCTION THAT

HAVE MINIMUM ADVERSE IMPACT ON LAND, AIR AND WATER QUALITY.

    (10) OUR FACILITIES AND SUPPLIERS SHALL PROHIBIT CHILD LABOR, AT A MINIMUM COMPLY WITH GUIDELINES ON MINIMUM AGE FOR EMPLOYMENT WITHIN CHINA'S NATIONAL LABOR LAWS.

    (11) WE WILL ISSUE ANNUAL STATEMENTS TO THE HUMAN RIGHTS FOR WORKERS IN CHINA WORKING GROUP DETAILING OUR EFFORTS TO UPHOLD THESE PRINCIPLES AND TO PROMOTE THESE BASIC FREEDOMS.

    RESOLVED: STOCKHOLDERS REQUEST THE BOARD OF DIRECTORS TO MAKE ALL POSSIBLE LAWFUL EFFORTS TO IMPLEMENT AND/OR INCREASE ACTIVITY ON EACH OF THE PRINCIPLES NAMED ABOVE IN THE PEOPLE'S REPUBLIC OF CHINA.

    SUPPORTING STATEMENT: AS U.S. COMPANIES IMPORT MORE GOODS, CONSUMER AND SHAREHOLDER CONCERN IS GROWING ABOUT WORKING CONDITIONS IN CHINA THAT FALL BELOW BASIC STANDARDS OF FAIR AND HUMANE TREATMENT. WE HOPE THAT OUR COMPANY CAN PROVE TO BE A LEADER IN ITS INDUSTRY AND EMBRACE THESE PRINCIPLES."

MANAGEMENT STATEMENT IN OPPOSITION TO SHAREOWNER PROPOSAL

    More than 90% of shares voted on a substantially identical proposal from Mr. Harrington at the annual meeting last year were voted against the proposal; however, the proponent may submit it again because the proposal received more than 3% of the vote. While HP continues to demonstrate its commitment to the general intent of the China Business Principles, HP opposes the adoption of this shareowner proposal as it interferes with HP's ability to manage complex and sensitive issues related to its operations in China. Today, as HP's business operations have become more dependent upon relationships with suppliers and other third parties, the situation has become more complex, but HP's commitment to labor and environmental issues remains very much intact. Adopting the China Business Principles, which requires the release of an annual statement on the Company's efforts to uphold the principles, will impair HP's ability to manage its operations in China and to control the scope and timing of the disclosure of sensitive business information. After careful review of these principles and HP's policies and practices in China, we believe that the proposal is unnecessary, vague, beyond HP's ability to implement and costly, as described below. HP also opposes the proposal because it would grant undue influence to individuals or groups that have no major stake in HP's business and no governmental legitimacy.

    The China Business Principles are unnecessary to the extent that they address issues covered by labor and environmental laws in China and call for implementing policies HP has already implemented worldwide, including in China. We adhere to hundreds of local, state, federal and international laws and regulations on labor and environmental matters. Our suppliers in China are also subject to local laws on labor and environmental issues. The China Business Principles do not supersede any of these laws or regulations. In addition, HP has numerous policies in place to maintain a work environment free from harassment and discrimination and to insist that employees be treated with dignity, respect and courtesy. HP's operations worldwide are also subject to corporate employee, health and safety standards that in many cases are more stringent than local law. Thus, HP already implements many of the policies advocated by the China Business Principles in adhering to applicable laws and the Company's internal policies.

    Furthermore, the China Business Principles are unnecessary to the extent that they attempt to redress practices that are more likely to be associated with other industries. HP produces personal computers and printers and related products at its facilities in China, and does not manufacture goods and products using forced labor, child labor, etc. Because of the high-skilled nature of the work performed, HP's wages significantly exceed the local averages in China.

    The reports requested in the China Business Principles would require management to release sensitive labor and environmental compliance information and would be difficult and costly to prepare because the language in the proposal is vague and the standards advocated are not clear. For example, the proposal calls for wages that meet workers' "basic needs," using production methods that do not "negatively affect" worker health and have "minimum adverse impact" on land, air and water quality, and "promoting" enumerated freedoms. Under the circumstances, preparing the annual statement will be difficult, time consuming and costly. In addition, the great diversity of relationships that HP has with its suppliers in China, when combined with the breadth of the China Business Principles, would require HP to generate a set of very complex and detailed reports.

    In some cases, the China Business Principles are beyond HP's ability to implement as they relate to functions of various Chinese governments, such as prohibiting police or military presence and promoting freedom from arbitrary arrest or detention.

    HP cannot grant undue influence to individuals or groups that have no major stake in HP's business and no governmental legitimacy. The areas being addressed by this proposal are very sensitive and involve complex issues. Submitting statements to the Human Rights for Workers in China Working Group or any other third party non-governmental organization would impair the ability of HP's management to manage operations in China and to control the scope and timing of disclosures of sensitive business information.

    Promotion of fair labor and environmental practices is a key component of HP's citizenship objectives, and we continue to build a strong record on these issues. Adoption of the China Business Principles would not improve our ability to address our responsibilities relating to our employees and operations in China, and forced disclosure of HP's policies and standards to a third party may actually harm HP's ability to address these issues constructively. The new data gathering and reporting requirements would also be very costly in terms of both time and money.

    For the reasons described above, we recommend a vote AGAINST this proposal.

                                 PROPOSAL NO. 4

  SHAREOWNER PROPOSAL ENTITLED "REPORT ON PRODUCER RESPONSIBILITY FOR PRODUCT
                            TAKE-BACK AND RECYCLING"

    HP also has received a shareowner proposal from the Calvert Social Investment Fund Equity Portfolio, the Calvert Social Investment Fund Managed Index Portfolio and the Calvert Social Index Portfolio (collectively, the "Calvert Funds"), 4550 Montgomery Avenue, Bethesda, Maryland 20814. The Calvert Funds have requested the Company include the following proposal and supporting statement in its proxy statement for the 2002 Annual Meeting of Shareowners, and if properly presented this proposal will be voted on at the annual meeting. The Calvert Funds beneficially own approximately 112,800 shares of HP's common stock. The shareowner proposal is quoted verbatim in italics, below.

    Management of HP disagrees strongly with the adoption of the resolution proposed below and asks shareowners to read through Management's response, which follows the shareowner proposal.

    OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 4.

VOTE REQUIRED

    Approval of the shareowner proposal requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

PROPONENTS' PROPOSAL:

"REPORT ON PRODUCER RESPONSIBILITY FOR PRODUCT TAKE-BACK AND RECYCLING

    WHEREAS HEWLETT-PACKARD CO. EMPHASIZES ITS COMMITMENT TO ENVIRONMENTAL LEADERSHIP. YET THE TECHNICAL INNOVATION RESPONSIBLE FOR OUR LEADERSHIP IN DESIGNING AND MARKETING COMPUTERS HAS NOT YET EXTENDED TO FULL RESPONSIBILITY FOR MINIMIZING THE ENVIRONMENTAL IMPACTS OF PRODUCTS DURING THEIR MANUFACTURE, USE AND END-OF-LIFE.

    THE MANUFACTURE OF ONE COMPUTER WORK STATION CAN REQUIRE MORE THAN 700 CHEMICAL COMPOUNDS, ABOUT HALF OF WHICH ARE HAZARDOUS, INCLUDING ARSENIC, BROMINATED FLAME-RETARDANTS, CADMIUM, HEXAVALENT CHROMIUM, LEAD, AND MERCURY. CATHODE RAY TUBES IN MONITORS CAN CONTAIN SEVERAL POUNDS OF LEAD, AND HAVE BEEN IDENTIFIED AS HAZARDOUS WASTE AND BANNED FROM LANDFILLS IN CALIFORNIA. FOR THESE REASONS IT IS IMPORTANT TO CONSIDER THE MANAGEMENT OF DISCARDED PRODUCTS.

    CURRENTLY, MOST COMPUTERS ARE NOT RECYCLED. A STUDY BY THE NATIONAL SAFETY COUNCIL CONCLUDED THAT 20 MILLION COMPUTERS BECAME OBSOLETE IN 1998 AND ESTIMATED THAT ONLY 11% WERE RECYCLED. MORE THAN 40 MILLION COMPUTERS ARE EXPECTED TO BECOME OBSOLETE IN 2001.

    COMPANIES COMMITTED TO ENVIRONMENTAL LEADERSHIP SHOULD HELP TO FIND SOLUTIONS FOR THE GROWING PROBLEMS CREATED BY ELECTRONIC WASTE.

    AS A GLOBAL COMPANY, WE MUST PREPARE TO COMPLY WITH THE EUROPEAN UNION'S NEW LAW MANDATING EXTENDED PRODUCER RESPONSIBILITY. THIS LAW REQUIRES MANUFACTURERS OF ELECTRONIC EQUIPMENT MARKETED IN EUROPE TO REDUCE USE OF HAZARDOUS COMPONENTS AND PAY FOR RECYCLING OF THEIR PRODUCTS.

    HEWLETT-PACKARD TAKES SOME PRODUCTS BACK IF INDIVIDUAL CUSTOMERS PAY A FEE FOR IT. WHILE TAKE-BACK IS LAUDABLE, WE BELIEVE THE FEES PROVIDE A SIGNIFICANT DISINCENTIVE FOR CONSUMERS TO RECYCLE.

    PRODUCER RESPONSIBILITY CREATES A POWERFUL INCENTIVE TO DESIGN PRODUCTS THAT ARE ENVIRONMENTALLY PREFERABLE, EASIER TO UPGRADE, DISASSEMBLE AND RECYCLE. INNOVATION AND COMPETITIVENESS ARE KEY TO SOLVING THE CHALLENGES POSED BY TOXIC COMPONENTS AND END-OF-LIFE MANAGEMENT OF OUR PRODUCTS.

    WE BELIEVE OUR COMPANY CAN AVOID FINANCIAL, LEGAL AND REPUTATIONAL RISK, GAIN COMPETITIVE ADVANTAGE, AND BUILD BRAND NAME IN THE MARKETPLACE BY ASSUMING RESPONSIBILITY FOR ITS PRODUCTS.

    BE IT RESOLVED THAT SHAREOWNERS OF HEWLETT-PACKARD REQUEST THAT THE BOARD OF DIRECTORS PREPARE A REPORT, AT REASONABLE COST, ON THE FEASIBILITY OF

ADOPTING A POLICY, IMPLEMENTING PROGRAMS, AND AUDITING PROGRESS OF PRODUCER RESPONSIBILITY FOR THEIR PRODUCTS. THE COMPANY AGREES TO RELEASE A REPORT WITHIN SIX MONTHS OF THE ANNUAL MEETING OF SHAREHOLDERS.

SUPPORTING STATEMENT

    THE REPORT SHOULD STUDY THE FEASIBILITY OF TAKING FINANCIAL AND/OR PHYSICAL RESPONSIBILITY FOR PRODUCTS THROUGHOUT THEIR LIFE CYCLE. IT SHOULD INCLUDE A COMMITMENT TO SETTING GOALS FOR REDUCED USE OF HAZARDOUS MATERIALS IN MANUFACTURING; AND FOR COLLECTION, DETOXIFICATION, DISASSEMBLY AND RECYCLING OF DISCARDED EQUIPMENT TO THE HIGHEST DEGREE PRACTICABLE. THE REPORT SHOULD DISCUSS MEASURES BEING TAKEN TO ENSURE THAT RECYCLING IS ACCOMPLISHED IN A MANNER THAT MINIMIZES RISKS TO WORKERS; ASSESS OUR COMPANY'S LIABILITY IF OUR PRODUCTS ARE DISCOVERED TO HAVE LEACHED TOXIC CONTAMINANTS INTO GROUNDWATER IN A MANNER THAT HARMS HUMAN HEALTH; AND ASSESS THE IMPACT ON OUR COMPANY'S REPUTATION IF WE DO NOT ESTABLISH COMPREHENSIVE PRODUCER RESPONSIBILITY FOR OUR PRODUCTS."

MANAGEMENT STATEMENT IN OPPOSITION TO SHAREOWNER PROPOSAL

    Our substantial record of achievements in the environmental area demonstrates HP's commitment to environmental issues. While sharing the environmental concerns of the proponent and agreeing that product stewardship is a priority for the Company, HP opposes publishing a report on the feasibility of adopting a policy for producer responsibility, product take-back and recycling. For many years, HP has evaluated policies, logistics and financial issues associated with these, among other, environmental issues, and so the report sought in the resolution would be of little added value. Since HP continually considers the financial and competitive implications of expanding and revising our environmental programs, a public report on these issues would detract from these efforts and could impair our competitive advantage because it essentially requires public disclosure of HP's business plans and strategies. We believe it would be detrimental to disclose these plans in a public report. HP will continue to evaluate and implement initiatives aimed at improving the environmental profile of our products; however, we oppose the report requested by the proponent because we believe HP is already addressing these issues.

    HP's environmental goals as set out in our corporate environmental policy are to provide products and services that are environmentally sound throughout their lifecycles and to conduct our operations worldwide in an environmentally responsible manner. It also includes a commitment to product stewardship, i.e., to "[d]esign our products and services to be safe to use, to minimize use of hazardous materials, energy and other resources, and to enable recycling or reuse."

    HP operates large-scale recycling facilities that refurbish and recycle millions of pounds of used computer products each month. For example, HP's recycling center in Roseville, California, recycles approximately 4 million pounds of material each month, with approximately 40 percent of the materials being reused as whole products or component parts and 60 percent being recovered as commodity materials. These recycling facilities are operated in an environmentally sound manner to conserve resources, reduce wastes and minimize risks to workers. HP has developed these facilities with strategic partners and uses selected vendors to ensure economical and environmentally sound management of end-of-life electronics hardware. Our recycling processes enable us to turn unwanted products into valuable commodities that can be reused to produce new products, thus conserving natural resources.

    In countries with laws mandating the recycling of end-of-life computer hardware, HP complies with these legal requirements. HP also has launched programs to provide customers with the opportunity to recycle the computer hardware products they no longer wish to use. For example, in May 2001 HP announced our hardware recycling service that provides customers in the U.S. with an accessible easy-to-use program for recycling their used computers and peripherals (whether HP brand products or not).

    HP is actively working to assist in the development of appropriate recycling policies and programs around the world. HP participates in technical conferences and other efforts to share best practices, provide data, and shape public policies to facilitate increased recycling of computer products and peripherals. In addition, HP actively supports pilot projects to assist states and localities in building an efficient recycling infrastructure. In short, HP is widely recognized as a leader and a responsible corporate citizen in this arena.

    HP also has a longstanding "design for the environment" program that seeks to reduce adverse environmental impacts of our products through innovative product design. Environmental stewards identify design changes that may reduce the environmental impact throughout the product's life cycle. This program has resulted in many of our products being designed to reduce and/or eliminate the presence of substances of concern and to be easier to disassemble and recycle. For example, this program has allowed HP to reduce the number and types of materials used in some models and standardize the types of plastic resins used wherever possible.

    One key priority of HP's design for the environment program is energy efficiency. In order to reduce the energy consumption associated with the use of our products, many HP products are designed with a power management feature to automatically consume less energy during periods of inactivity. HP has over three hundred products--including computers, printers, scanners, and multifunction devices--that meet the specifications established under the ENERGY STAR-Registered Trademark-(1) program of the U.S. Environmental Protection Agency. Numerous HP products also have obtained certification under eco-labels worldwide, and many of these labels consider a wide variety of environmental attributes of products.

    HP has for many years evaluated the environmental, policy, logistical and financial issues associated with producer responsibility, product take-back and recycling. The report sought in the resolution would be of little added value.

    For the reasons described above, we recommend a vote AGAINST this proposal.

------------------------

(1) ENERGY STAR-Registered Trademark- is a U.S. registered service mark of the U.S. Environmental Protection Agency.

                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information, as of March 18, 2002 concerning:

    - The David and Lucile Packard Foundation, a beneficial owner of more than 5% of HP's common stock, as well as Mr. Walter B. Hewlett and Mr. Edwin E. van Bronkhorst;

    - beneficial ownership by all other current HP directors, director nominees and the named executive officers set forth in the Summary Compensation table on page 28; and

    - beneficial ownership by all current HP directors and HP executive officers as a group.

    The information provided in the table is based on the Company's records, information filed with the Securities and Exchange Commission and information provided to the Company, except where otherwise noted.

    The table begins with certain ownership information of the families of HP's founders and their related entities: (1) the foundation of the late Mr. David Packard and a related charitable institution, and (2) The William R. Hewlett Revocable Trust, a family foundation and other related persons.

    The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 17, 2002 (60 days after the record date of March 18, 2002) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                           BENEFICIAL OWNERSHIP TABLE

                                                            AMOUNT AND NATURE OF       PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)      CLASS
------------------------------------------------------  ----------------------------   ----------
THE DAVID AND LUCILE PACKARD FOUNDATION (THE "PACKARD
  FOUNDATION")
  300 Second Street, Suite 200
  Los Altos, CA 94022.................................          201,279,656              10.4%

THE PACKARD HUMANITIES INSTITUTE ("PHI")(3)
  300 Second Street, Suite 201
  Los Altos, CA 94022.................................           25,760,000               1.3%

THE WILLIAM R. HEWLETT REVOCABLE TRUST DATED FEBRUARY
  3, 1995 (THE "HEWLETT TRUST")(4)
  c/o Los Trancos Management, LLC
  1501 Page Mill Road, MS 3U-10
  Palo Alto, CA 94304.................................           72,802,148               3.7%

THE WILLIAM AND FLORA HEWLETT FOUNDATION (THE "HEWLETT
  FOUNDATION")(5)
  525 Middlefield Road, Suite 200
  Menlo Park, CA 94025................................           35,683,840               1.8%

                                                            AMOUNT AND NATURE OF       PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)      CLASS
------------------------------------------------------  ----------------------------   ----------
WALTER B. HEWLETT(6)(7)
  c/o Los Trancos Management, LLC
  1501 Page Mill Road, MS 3U-10
  Palo Alto, CA 94304.................................      401,896           Direct
                                                             37,905   Vested Options
                                                          2,506,645      Indirect(8)      *(1)
                                                        -----------
                                                          2,946,446

EDWIN E. VAN BRONKHORST(7)(9)
  c/o Los Trancos Management, LLC
  1501 Page Mill Road, MS 3U-10
  Palo Alto, CA 94304.................................          176           Direct
                                                          5,887,160     Indirect(10)      *(1)
                                                        -----------
                                                          5,887,336

ALL OTHER DIRECTORS, DIRECTOR NOMINEES AND NAMED
  EXECUTIVE OFFICERS NOT LISTED ABOVE:

LAWRENCE T. BABBIO, JR.(11)...........................            0                        *

MICHAEL D. CAPELLAS(11)...............................            0                        *

PHILLIP M. CONDIT.....................................       10,023           Direct
                                                             10,000   Vested Options       *
                                                        -----------
                                                             20,023

PATRICIA C. DUNN......................................       32,047           Direct
                                                             10,000   Vested options       *
                                                        -----------
                                                             42,047

CARLETON S. FIORINA...................................      407,629           Direct
                                                          1,657,826   Vested Options       *
                                                        -----------
                                                          2,065,455

SAM GINN..............................................       12,167           Direct
                                                             21,092   Vested Options       *
                                                        -----------
                                                             33,259

RICHARD A. HACKBORN...................................       17,126           Direct
                                                             10,000   Vested Options       *
                                                        -----------
                                                             27,126

GEORGE A. KEYWORTH II.................................        8,080           Direct
                                                             32,665   Vested Options       *
                                                        -----------
                                                             40,745

ROBERT E. KNOWLING, JR................................        4,000           Direct
                                                             17,707   Vested Options       *
                                                        -----------
                                                             21,707

SANFORD M. LITVACK(11)................................          390           Direct       *

THOMAS J. PERKINS(11).................................            0                        *

                                                            AMOUNT AND NATURE OF       PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)      CLASS
------------------------------------------------------  ----------------------------   ----------
LUCILLE S. SALHANY(11)................................            0                        *

ROBERT P. WAYMAN......................................      299,877           Direct
                                                          1,124,152   Vested Options
                                                                120     Indirect(12)       *
                                                        -----------
                                                          1,424,149

PRADEEP JOTWANI.......................................       34,857           Direct
                                                            203,024   Vested Options       *
                                                        -----------
                                                            237,881

ANN M. LIVERMORE......................................      121,698           Direct
                                                            769,396   Vested Options       *
                                                        -----------
                                                            891,094

DUANE E. ZITZNER......................................       98,016           Direct
                                                            855,401   Vested Options       *
                                                        -----------
                                                            953,417

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A
  GROUP (19 PERSONS)..................................   82,970,533         (13)(14)      4.3%

------------------------

*   Represents holdings of less than one percent.

 (1) None of HP's named executive officers, directors or persons listed in the table beneficially owns more than 1% of HP's outstanding shares, except for Mr. Walter B. Hewlett and Mr. Edwin E. van Bronkhorst. Based on the total of 1,943,724,761 shares outstanding as of March 18, 2002, Mr. Hewlett and Mr. van Bronkhorst beneficially own 3.9% and 4.0%, respectively. These percentages represent, in part, shared voting and investment power and in some cases may cover the same shares. Accordingly, the ownership percentages for each of the above individuals should not be combined to determine the total voting power and investment power of the Hewlett family. For these named individuals, the number of shares indicated under the "Amount and Nature of Beneficial Ownership" column in the table reflects all shares held directly or indirectly by them except for any beneficial ownership interest, as described elsewhere in the table, that they may have in PHI, the Hewlett Trust or the Hewlett Foundation.

 (2) Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, "Vested Options" are options that may be exercised as of May 17, 2002.

 (3) The directors of PHI include Mr. Hewlett (who is currently a director of HP) and Mr. van Bronkhorst. Mr. Hewlett and Mr. van Bronkhorst share (with other persons) voting and investment power over the PHI shares and accordingly are considered beneficial owners of these shares; however, Mr. Hewlett and Mr. van Bronkhorst disclaim any beneficial interest in the PHI shares because they have no economic interest in any of these shares. Furthermore, Mr. Hewlett and Mr. van Bronkhorst indicated in their preliminary proxy statement filed January 14, 2002 with the Securities and Exchange Commission that they have irrevocably agreed to abstain from voting as directors of the PHI with respect to the voting or disposition of such shares until the later of (i) 90 days after November 13, 2001, or (ii) the date on which the Compaq merger terminates or closes.

 (4) Mr. Hewlett and Mr. van Bronkhorst are co-trustees of the Hewlett Trust. As co-trustees of the Hewlett Trust, Mr. Hewlett and Mr. van Bronkhorst share voting and investment power over the Hewlett Trust shares. Accordingly, each of them is considered a beneficial owner of these shares;

     however, Mr. Hewlett and Mr. van Bronkhorst disclaim any beneficial interest in the Hewlett Trust shares because they have no economic interest in any of these shares.

 (5) Mr. Hewlett is a director of the Hewlett Foundation; however, he does not have voting or investment power over the Hewlett Foundation shares as voting and dispositive power are exercised by an independent stock committee, and Mr. Hewlett is not a member of the independent stock committee. Mr. Hewlett disclaims any beneficial interest in the Hewlett Foundation shares because he has no economic interest in any of these shares.

 (6) Son of the late Mr. William R. Hewlett, director of HP, PHI and the Hewlett Foundation, co-trustee of the Hewlett Trust and co-executor of the estate of the late Mr. William R. Hewlett.

 (7) In their Schedule 13D filed with the Securities and Exchange Commission on November 14, 2001, Mr. Hewlett and Mr. van Bronkhorst, Ms. Eleanor H. Gimon and Ms. Mary Hewlett Jaffe acknowledged that publicly stating their opposition to the Compaq merger could be viewed as holding shares of HP stock with the purpose or effect of changing or influencing control of HP and that issuing a press release on November 6, 2001 announcing their intent to vote against the proposed Compaq merger could lead to an allegation that a "group" has been formed within the meaning of Rule 13(d)-5(b)(1) of the Securities Exchange Act of 1934, as amended. The filing specifically states that the reporting persons do not concede that such a "group" has been formed.

 (8) Indirect holdings include 17,240 shares held by Mr. Hewlett as custodian for his children. Mr. Hewlett disclaims any beneficial interest in all of these shares. Indirect holdings also include 768,520 shares held by the Public Policy Institute of California ("PPIC"). Mr. Hewlett also disclaims beneficial ownership of these shares because, while he shares voting and dispositive authority with the other directors of the PPIC, he has no economic interest in such shares. Indirect holdings also include 1,720,885 shares held by the estate of the late Mr. William R. Hewlett. Mr. Hewlett also disclaims any interest in these shares because, while he and Mr. van Bronkhorst share voting and investment power over such shares, they have no economic interest in any of them.

 (9) Director of PHI, co-executor of the estate of the late William R. Hewlett and trustee of certain Hewlett family trusts.

(10) Indirect holdings include 1,601,875 shares held in a trust for Ms. Mary Hewlett Jaffe and 398,400 shares held in a trust for Ms. Eleanor H. Gimon, of which trusts Mr. van Bronkhorst is a co-trustee. Mr. van Bronkhorst disclaims any beneficial interest in all of the shares held by those trusts because he has no economic interest in any of those shares. Indirect holdings also include 1,720,885 shares held by the estate of the late
     Mr. William R. Hewlett; however, Mr. van Bronkhorst disclaims any beneficial interest in such shares because, while Mr. van Bronkhorst and Mr. Hewlett share voting and investment power over such shares, they have no economic interest in any of them. Indirect holdings also include 2,166,000 shares held in The Flora L. Hewlett Trust for the grandchildren of the late Mr. William R. Hewlett. Mr. van Bronkhorst is a trustee with shared voting and investment power over such shares; however, Mr. van Bronkhorst disclaims any beneficial interest in all of these shares because he has no economic interest in any of these shares.

(11) Mr. Babbio, Mr. Capellas, Mr. Litvack, Mr. Perkins and Ms. Salhany will be voted upon for election to the Board at the annual meeting only if the Compaq merger is completed prior to the annual meeting.

(12) Includes 120 shares held by Mr. Wayman as custodian for his son.

(13) Includes an aggregate of 5,932,780 shares that the current directors and executive officers have the right to acquire as of May 17, 2002 through the exercise of options.

(14) Includes an aggregate of 81,241,693 shares held by current directors and executive officers in fiduciary or beneficial capacities.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. HP believes that, during fiscal 2001, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements with the following exceptions: three late reports filed by Susan D. Bowick regarding a sale of shares held in her brokerage account and two sales of shares from her account in the Tax Saving Capital Accumulation Plan, a 401(k) plan, and two late reports filed by Duane Zitzner in connection with the sale of shares held in his brokerage account in fiscal 2000. In making this statement, HP has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% shareowners.

                             EXECUTIVE COMPENSATION

    The following table discloses compensation received by HP's Chief Executive Officer during fiscal 2001 and HP's four other most highly paid executive officers ("named executive officers") during fiscal 2001 as well as their compensation for each of the fiscal years ending October 31, 2000 and October 31, 1999.

    Unless otherwise indicated, option, restricted stock and restricted stock unit amounts outstanding on May 2, 2000 (the record date with respect to the distribution of Agilent Technologies, Inc. ("Agilent Technologies") shares) have been adjusted in order to restore their intrinsic value for the impact of HP's common stock market value from the Agilent Technologies spin-off. Holders of options that were exercised and shares of restricted stock that were released prior to May 2, 2000 received shares of Agilent Technologies in connection with the spin-off. Although adjustments were made to the number of shares of restricted stock and restricted stock units as described above, the dollar values of restricted stock and restricted stock unit awards represent the dollar value on the date originally granted in order to reflect the intrinsic value of the compensation received at the time of grant. All option, restricted stock and restricted stock unit amounts have also been adjusted to reflect the two-for-one stock split in the form of a stock dividend effective October 27, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term Compensation
                                                                             ------------------------------------------------
                                             Annual Compensation                            Awards                   Payouts
                                   ---------------------------------------   ------------------------------------   ---------
         (a)              (b)         (c)          (d)            (e)                  (f)                (g)          (h)
                                                                                                       Securities
                                                             Other Annual                              Underlying     LTIP
Name and Principal                                Bonus      Compensation          Restricted           Options/     Payouts
Position                  Year     Salary ($)     ($)(1)        ($)(2)        Stock Award(s) ($)(3)     SARs(#)      ($)(4)
------------------      --------   ----------   ----------   -------------   -----------------------   ----------   ---------
Carleton S.               2001     $1,000,000   $        0     $ 74,811            $         0         1,000,000          N/A
  Fiorina ............    2000      1,000,000    1,766,250      205,113                      0         1,280,042          N/A
  Chairman and Chief      1999        287,933      366,438            *             65,557,400         1,535,810          N/A
  Executive Officer

Robert P. Wayman .....    2001        925,000            0            *                      0           350,000    $(682,520)
  Executive Vice          2000        845,250      402,633            *                 41,048           358,576      450,057
  President,              1999        930,000      471,590            *              4,208,840           294,362            0
  Chief Financial
  Officer
  and Director

Duane E. Zitzner .....    2001        725,000            0            *                      0           350,000     (303,349)
  President--             2000        575,000      273,900            *                 26,522         1,015,902          N/A
  Computing Systems       1999        449,500      364,991            *              1,428,002           255,968          N/A

Ann M. Livermore .....    2001        700,000            0            *                      0           350,000     (530,875)
  President--HP           2000        527,084      273,900            *                 24,540           785,532          N/A
  Services                1999        499,313      187,721            *              4,713,851           255,968          N/A

Pradeep Jotwani ......    2001        625,000            0            *                      0           300,000          N/A
  President--Consumer     2000        353,036      122,424            *                 16,347           251,092          N/A
  Business                1999        337,848      147,502            *                443,219            47,354          N/A
  Organization


         (a)                 (i)

                          All Other
Name and Principal      Compensation
Position                  ($)(5)(6)
------------------      -------------
Carleton S.              $  173,262
  Fiorina ............      755,266
  Chairman and Chief      3,551,678
  Executive Officer
Robert P. Wayman .....        6,885
  Executive Vice              6,885
  President,                264,384
  Chief Financial
  Officer
  and Director
Duane E. Zitzner .....        6,085
  President--                 6,885
  Computing Systems           6,485
Ann M. Livermore .....        6,085
  President--HP               6,085
  Services                    5,799
Pradeep Jotwani ......        6,885
  President--Consumer         6,885
  Business                    6,485
  Organization

------------------------------

* Does not exceed reporting thresholds for perquisites and other personal benefits.

(1) The amounts shown in this column reflect payments under HP's Executive Pay-for-Results Plan, as amended and restated as of November 1, 2000 (the "Executive Pay-for-Results Plan," which term includes its predecessors, as applicable) and HP's prior cash profit-sharing plan. All HP officers subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, and selected other employees were eligible to participate in the Executive Pay-for-Results Plan. During the fiscal years shown, all of the named executive officers participated in the Executive Pay-for-Results Plan.

    The Executive Pay-for-Results Plan permits the Compensation Committee to designate a portion of the annual cash compensation planned for certain executive officers as variable pay. Under the Executive Pay-for-Results Plan, the percentage of the targeted variable amount to be paid is dependent upon the degree to which performance metrics defined on a semi-annual basis were met. In November 2000 and May 2001, the Compensation Committee established the performance metrics for the first and second halves of fiscal 2001, respectively. These metrics varied for each participant, but at least a portion of each person's pay was dependent on Company-wide revenue and net profit metrics. For fiscal 2001, the Compensation Committee determined that the variable compensation for the named executive officers would be zero for both periods.

    For fiscal 2000, pursuant to the terms of her employment contract, Ms. Fiorina was entitled to receive a minimum guaranteed bonus of $1,250,000. During the second half of fiscal 2000, Ms. Fiorina received a prorated portion of the minimum annual guaranteed bonus, or $625,000, in accordance with normal payroll practices. In light of the Company falling short of meeting its net profit objectives for the second half of fiscal 2000, resulting in no payout to the other named executive officers and Executive Council members, Ms. Fiorina initiated a dialogue with the Compensation Committee and recommended that her guaranteed bonus for the second half of fiscal 2000 be zero. The Compensation Committee agreed with Ms. Fiorina's recommendation and modified Ms. Fiorina's fiscal 2001 bonus opportunity by reducing it by $625,000. After it was determined there would be no bonus payout to Ms. Fiorina for fiscal 2001, Ms. Fiorina paid the Company an amount equal to the after-tax amount of her second half fiscal 2000 guaranteed bonus of $625,000. In the first half of fiscal 2000, Ms. Fiorina received a short-term bonus of $1,141,250, as determined by the Compensation Committee.

    During fiscal 2000 and 1999, the cash profit-sharing plan was available to all employees of HP. Under the cash profit-sharing plan, a portion of HP's earnings for each half of its fiscal year was paid to all employees. The amount paid was based upon HP's performance as measured by return on assets and revenue growth. The amounts shown in this column that are not associated with bonuses payable under the Executive Pay-for-Results Plan are payments pursuant to HP's prior cash profit-sharing plan.

(2) For Ms. Fiorina, in fiscal 2001 this column includes $40,739 for incremental cost of company-required personal use of corporate aircraft, $19,122 in tax reimbursements and certain other perquisites, and in fiscal 2000 this column includes $105,657 for incremental cost of company-required personal use of corporate aircraft, $83,290 in tax reimbursements and certain other perquisites. The other named executive officers did not have perquisites and personal benefits in excess of reporting thresholds but did receive tax reimbursements in the following amounts during fiscal 2001: Mr. Wayman, $1,635, Mr. Zitzner, $1,635, Ms. Livermore, $1,635 and Mr. Jotwani, $1,635.

(3) The amounts disclosed in this column reflect for fiscal 2001, 2000, and 1999 the dollar values of (a) performance-based restricted stock granted to the named executive officers other than Ms. Fiorina and Mr. Jotwani,
    (b) time-based restricted stock granted to Ms. Livermore,
    (c) employment/transition agreement awards granted to the named executive officers in 1999, and (d) HP common stock that HP contributed under its previous Employee Stock Purchase Plan (the "ESPP") as a match for every two shares purchased by the named executive officers during the applicable fiscal years, as follows:

                                Performance-based           Time-based           Employment/Transition         Employee Stock
                                Restricted Stock         Restricted Stock           Agreement Awards           Purchase Plan
                              ---------------------   ----------------------   --------------------------   --------------------
Name                          # Shares    $ Amount    # Shares     $ Amount    # Shares        $ Amount     # Shares   $ Amount
----                          --------    ---------   --------    ----------   ---------      -----------   --------   ---------
  Carleton S. Fiorina
    2001....................        0            0          0              0           0                0      N/A          N/A
    2000....................        0            0          0              0           0                0        0            0
    1999....................        0            0          0              0   1,486,336      $65,557,400        0            0

  Robert P. Wayman
    2001....................        0            0          0              0           0                0      N/A          N/A
    2000....................        0            0          0              0           0                0      842      $41,048
    1999....................   23,062     $532,710          0              0      98,148        3,614,754    1,896       61,376

  Duane E. Zitzner
    2001....................        0            0          0              0           0                0      N/A          N/A
    2000....................        0            0          0              0           0                0      544       26,522
    1999....................   10,250      236,760          0              0      31,622        1,164,649      818       26,593

  Ann M. Livermore
    2001....................        0            0          0              0           0                0      N/A          N/A
    2000....................        0            0          0              0           0                0      504       24,540
    1999....................   17,938      414,330     64,066     $2,699,250      42,590        1,568,596      980       31,675

  Pradeep Jotwani
    2001....................        0            0          0              0           0                0      N/A          N/A
    2000....................        0            0          0              0           0                0      309       16,347
    1999....................        0            0          0              0       9,020          425,654      426       17,565

    As shown above, in connection with her employment as President and Chief Executive Officer, during fiscal 1999 Ms. Fiorina received 743,168 shares of restricted stock and 743,168 shares of restricted stock units that vest annually over a three-year period with an aggregate value of $65,557,400 at the time of grant. These shares were provided in order to compensate her partially for stock and options that she forfeited upon the termination of her employment with Lucent Technologies, Inc. and are reflected in this column. Ms. Fiorina's employment arrangements are described more fully under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

    The performance-based restricted stock shown above vests only to the extent that HP achieves stated performance goals with respect to earnings per share and return on assets over a three-year period ending October 31, 2001 for the performance-based restricted stock granted in fiscal 1999, and vests at the end of the three-year period. Because the stated performance goals for the three-year period ended October 31, 2001 were not met, 100% of the performance based restricted stock granted in fiscal 1999 to each of Mr. Wayman, Mr. Zitzner and Ms. Livermore was forfeited in fiscal 2001, as further described in footnote 4 below. The time-based restricted stock granted to Ms. Livermore are not subject to performance-based goals and vest at the end of a three-year period. The employment/ transition agreement awards granted to Mr. Wayman, Mr. Zitzner, Ms. Livermore and Mr. Jotwani in 1999 were based on a Transition Agreement with each named executive officer, as described more fully in "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The amounts set forth above for restricted stock awards (other than for the ESPP) are based on the average stock price for HP common stock on the date of grant.

    The ESPP is a broad-based plan that was available to all HP employees until its replacement in November 2000. Under the terms of the ESPP in effect during the fiscal years shown, matching shares were provided that vest two years after HP's contributions, which occur on a rolling fiscal quarter basis, and are subject to forfeiture during the two-year period in the event of termination. The matching shares are reported for the year they were allocated rather than in the year they vested. The ESPP was replaced with a new employee stock purchase plan, known as the Share Ownership Plan, effective November 1, 2000 that does not provide matching shares.

    At the end of fiscal 2001, the aggregate share amount and dollar value of the restricted stock (and, in the case of Ms. Fiorina, restricted stock units) held by the named executive officers was as follows:

                                                  Number of Shares     $ Value
                                                  ----------------   -----------
Carleton S. Fiorina.............................     1,006,375       $16,937,291
Robert P. Wayman................................        23,062           388,133
Duane E. Zitzner................................        35,876           603,794
Ann M. Livermore................................       120,442         2,027,039
Pradeep Jotwani.................................             0                 0

    The named executive officers receive non-preferential dividends on restricted shares held by them.

(4) In November 2001, the Compensation Committee reviewed the results for the three-year performance period ended October 31, 2001 and determined that the performance objectives associated with performance-based restricted stock granted in fiscal 1999 had not been met. Therefore, Mr. Wayman, Mr. Zitzner and Ms. Livermore forfeited 100% of the performance-based restricted stock granted to them in fiscal 1999. The value of the forfeiture is reflected in the Summary Compensation table as a negative LTIP payout in fiscal 2001 based upon the value of HP stock as of the date of the grant in fiscal 1999 adjusted for the Agilent Technologies spinoff.

    In November 2000, the Compensation Committee reviewed the results for the three-year performance period ended October 31, 2000 and determined that the performance objectives associated with performance-based restricted stock granted in fiscal year 1998 had been exceeded. Therefore, a 25% bonus to the restricted stock granted to Mr. Wayman in 1998 was made and the value of this bonus is reflected in the LTIP Payouts column in fiscal 2000 based upon the value of HP stock as of the date of the grant in fiscal 1998.

    In November 1999, the Compensation Committee reviewed the results for the three-year performance period ended October 31, 1999 and determined that the performance objectives associated with performance-based restricted stock granted in fiscal 1997 had been met at target. Therefore, no adjustments to the stock grants were made and the amount in the LTIP Payouts column is correspondingly $0.

(5) For the named executive officers, this column includes the following payments by HP:

                                                       Term-
                                                       Life      Accrued Sick Leave
                                           401(k)    Insurance      Payment for
Name                                      (TAXCAP)    Payment    Discontinued Plan
----                                      --------   ---------   ------------------
Carleton S. Fiorina
  2001..................................   $6,000       $85
  2000..................................    6,000        85
  1999..................................        0        24                    N/A

Robert P. Wayman
  2001..................................    6,800        85
  2000..................................    6,800        85
  1999..................................    6,400        85               $257,899

Duane E. Zitzner
  2001..................................    6,000        85
  2000..................................    6,800        85
  1999..................................    6,400        85                    N/A

Ann M. Livermore
  2001..................................    6,000        85
  2000..................................    6,000        85
  1999..................................    5,714        85                      0

Pradeep Jotwani
  2001..................................    6,800        85
  2000..................................    6,800        85
  1999..................................    6,400        85                    N/A

    For Ms. Fiorina, this column also includes a sign-on bonus of $3,000,000 paid in fiscal 1999 and the following Company-sponsored relocation expenses:
    $167,177 fiscal 2001 mortgage assistance, $218,104 fiscal 2000 relocation tax reimbursement, $203,520 fiscal 2000 mortgage assistance, $327,557 other fiscal 2000 relocation expenses, $187,500 fiscal 1999 relocation allowance, $156,257 fiscal 1999 relocation tax reimbursement, $36,343 fiscal 1999 mortgage assistance and $171,554 other fiscal 1999 relocation expenses.

(6) The amounts described in this column do not include payment by HP on November 1, 1999 of a lump-sum settlement amount for benefits accrued under the Officers Early Retirement Plan (terminated effective November 1, 1999) in the amount of $1,641,169 for Mr. Wayman, $389,518 for Mr. Zitzner and $280,333 for Ms. Livermore.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants in fiscal 2001 to each of the named executive officers. HP did not grant any stock appreciation rights to the named executive officers during fiscal 2001.

                                  Number of        % of Total
                                  Securities        Options
                                  Underlying       Granted to       Exercise
                                   Options        Employees in       Price       Expiration   Grant Date Present
             Name               Granted(1)(2)    Fiscal Year(3)   ($/Share)(4)      Date         Value ($)(5)
             ----               --------------   --------------   ------------   ----------   ------------------
Carleton S. Fiorina...........    1,000,000          1.5%           $35.13       Nov. 2010        $13,519,781

Robert P. Wayman..............      350,000          0.5%           $35.13       Nov. 2010        $ 4,731,923

Duane E. Zitzner..............      350,000          0.5%           $35.13       Nov. 2010        $ 4,731,923

Ann M. Livermore..............      350,000          0.5%           $35.13       Nov. 2010        $ 4,731,923

Pradeep Jotwani...............      300,000          0.5%           $35.13       Nov. 2010        $ 4,055,934

------------------------

(1) All options granted in fiscal 2001 are exercisable 25% after the first year, 50% after the second year, 75% after the third year, and 100% after the fourth year.

(2) All or a portion of the unvested portion of these options vests in connection with certain terminations of employment. In addition, 50% of Ms. Fiorina's then unvested options vest upon a change of control of HP (see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below).

(3) HP granted options to purchase approximately 65,628,000 shares to employees in fiscal 2001.

(4) The exercise price may be paid by delivery of already-owned shares and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions. Unless otherwise indicated, the exercise price is the fair market value on the date of grant.

(5) HP used a modified Black-Scholes model of option valuation to determine grant date present value. HP does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named executive officers are based on a seven-year option term, which reflects HP's experience that its options, on average, are exercised within seven years of grant. Other assumptions used for the valuations are: risk free rate of return of 5.1%; annual dividend yield of 1.4%; and volatility of 39%. The resulting values are reduced by 10.5% to reflect the Company's experience with forfeitures.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    The following table provides information on option exercises in fiscal 2001 by each of the named executive officers and the values of each of such officer's unexercised options at October 31, 2001. There were no stock appreciation rights exercised or outstanding.

                                                                 Number of Securities          Value of Unexercised
                                                                Underlying Unexercised             In-the-Money
                                                                   Options at Fiscal                Options at
                                    Number of                         Year-End(1)               Fiscal Year-End(2)
                                 Shares Acquired    Value     ---------------------------   ---------------------------
             Name                  on Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
             ----                ---------------   --------   -----------   -------------   -----------   -------------
Carleton S. Fiorina............         0             $0       1,087,865      2,727,987     $        0         $0

Robert P. Wayman...............         0              0         835,078        817,362      1,958,328          0

Duane E. Zitzner...............         0              0         487,295      1,252,317        469,742          0

Ann M. Livermore...............         0              0         416,329      1,081,139         78,552          0

Pradeep Jotwani................         0              0          76,510        516,494              0          0

------------------------

(1) All or a portion of the unvested portion of these options vests in connection with certain terminations of employment. In addition, 50% of Ms. Fiorina's then unvested options vest upon a change of control of HP (see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements").

(2) The value of unexercised options is based upon the difference between the exercise price and the closing market price on October 31, 2001, which was $16.83.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

    HP entered into an employment agreement with Ms. Fiorina, Chairman, President and Chief Executive Officer of HP, as of July 17, 1999. The agreement provides for an initial base salary of $1,000,000 per year. It also provides for a targeted annual incentive award of $1,250,000 per year, with an opportunity to earn up to an additional $2,500,000 per year in annual variable compensation. This variable pay is guaranteed at target for the 2000 fiscal year and was prorated at the target level for the portion of the 1999 fiscal year during which Ms. Fiorina was employed. Ms. Fiorina is entitled to participate at a level commensurate with her position in all HP employee benefit programs and equity plans and is also entitled to all perquisites that other senior executives are entitled to receive and as are otherwise suitable to her position.

    In accordance with her employment agreement, Ms. Fiorina was also granted HP restricted stock, HP restricted stock units and HP non-qualified stock options in order to compensate her for stock and options that she forfeited upon the termination of her employment with Lucent Technologies, Inc. and that were scheduled to vest in the short-term. Details of these grants follow:

        1. Ms. Fiorina was granted 743,168 shares (as adjusted to reflect the distribution of shares of Agilent Technologies and the two-for-one stock split) of HP restricted stock. Subject to earlier vesting, as described below, and continued employment, the restricted stock vests one-third per year on each anniversary date of employment.

        2. Ms. Fiorina was also granted 743,168 shares (on an adjusted basis) of HP restricted stock units. Subject to earlier vesting, as described below, and continued employment, the restricted stock units vest one-third per year on each anniversary date of employment. Payment of the restricted stock units will occur on the first to occur of the fifth anniversary of employment, the date of any termination of employment or a change of control of HP, whether by merger or asset sale or acquisition of 35% or more of HP's voting securities.

        3. Ms. Fiorina was granted an option to purchase, within 10 years, 1,535,810 shares (on an adjusted basis) of HP common stock at a purchase price of $44.16 per share (on an adjusted basis). Subject to earlier vesting, as described below, and continued employment, such options will vest as to 25% of the shares on each anniversary of employment.

    As part of her employment agreement, HP also agreed to pay Ms. Fiorina a lump-sum hiring bonus of $3,000,000, reduced by any annual cash bonus she received from Lucent Technologies, Inc. for its fiscal year ending
September 30, 1999. Ms. Fiorina's employment agreement also provided for specified relocation benefits and paid time off.

    In the event that Ms. Fiorina's employment is terminated involuntarily other than for cause, death or disability, or if Ms. Fiorina terminates her employment for good reason (generally a reduction in Ms. Fiorina's responsibilities or compensation, breach by HP of its obligations under the employment agreement, or failure to appoint Ms. Fiorina to the Board), then Ms. Fiorina will receive her accrued benefits, prorated bonus, her guaranteed bonus for fiscal 1999 and 2000 to the extent not previously paid, a severance amount of two times her base salary and target variable pay payable over a 24-month period, a two-year continuation of all welfare plans, full vesting of restricted stock and restricted stock units, and 50% vesting of all unvested stock options. However, if Ms. Fiorina's employment is terminated in contemplation of, at the time of, or within two years after a change in control of HP, then she will receive instead a severance amount of three times her base salary and specified variable pay payable on a lump-sum basis, a three-year continuation of all welfare plans, and 100% vesting of all unvested stock options.

    In the event of a change of control of HP, all restricted stock and unvested restricted stock units she holds will fully vest, and 50% of all unvested options she holds will fully vest. Payments to Ms. Fiorina in connection with a change in control will be increased to offset the effects of any golden parachute excise taxes payable with respect to such payments.

    As a condition to receiving severance and other benefits in connection with a termination of her employment, Ms. Fiorina agreed to execute a release in favor of HP and agreed that, during and for 24 months following her employment with HP, she will not render services to certain companies and will not solicit employees of HP or violate the confidentiality agreement she entered into with HP.

    In connection with the realignment of HP and the search for a new Chief Executive Officer, the Board adopted the Hewlett-Packard Company Executive Transition Program (the "Program") to provide certain key employees of HP (including Mr. Zitzner, Ms. Livermore and Mr. Jotwani) with financial security and incentives to remain with HP. The Program specified that, until the second anniversary date of the effective date of the Program (the "Transition Period"), HP would provide the Program participants with a base salary and target pay in accordance with the 1999 Variable Pay Plan and eligibility to participate in HP's equity programs, benefit programs and executive compensation programs. In addition, the Program participants would receive protection of their existing retirement benefits during the Transition Period. In the event that a Program participant was terminated involuntarily other than for cause or if the participant terminates his or her employment as a result of constructive termination (generally a reduction in the participant's compensation or a material reduction in his or her benefits) or the participant was terminated due to his or her disability, then the participant would receive a severance payment equal to the participant's annualized base pay plus target variable pay multiplied by a severance payment factor specified in the participant's notice of participation. For the named executive officers covered by the Program, the severance payment factor was 1.5. Pursuant to the Program, the following named executive officers received special restricted stock awards which vested in full in May 2001 in the following amounts (on an adjusted basis): Mr. Zitzner, 31,622 shares, Ms. Livermore, 42,590 shares and Mr. Jotwani, 9,020 shares. In the event of a qualifying termination as described above, participants would have also been entitled to receive full vesting of any stock options held and of restricted stock not subject to performance criteria, partial vesting of restricted stock subject to performance criteria, financial counseling benefits for one year and other benefits specified on the notice of participation. As a condition to receiving severance and other benefits in connection with a termination of employment, participants would have been required to execute a release in favor of HP and refrain from competing with HP or soliciting its employees.

    HP also entered into an employment agreement with Mr. Wayman as of May 20, 1999 for his employment as Executive Vice President, Finance and Administration and Chief Financial Officer. The agreement provided for an initial base salary of $930,000 per year and variable compensation of $270,000 per year. Pursuant to the agreement, Mr. Wayman received protection of his existing retirement arrangements and a special restricted stock award of 98,148 shares (on an adjusted basis), corresponding to three times his targeted cash compensation divided by the fair market value of HP common stock as of the date of grant. These shares would vest upon a termination of Mr. Wayman's employment by HP other than for cause or by Mr. Wayman as a result of constructive termination (generally a reduction in Mr. Wayman's compensation, a material reduction in his benefits or HP's failure to retain Mr. Wayman as its Executive Vice President, Finance and Administration and Chief Financial Officer) or the distribution of shares in Agilent Technologies to HP shareowners prior to May 20, 2001 (any of the foregoing, a "Vesting Event"). Upon the occurrence of a Vesting Event, Mr. Wayman would also receive full vesting of any stock options held, partial vesting of other restricted stock held, financial counseling benefits for one year and other retiree benefits. Payments by HP to Mr. Wayman under the agreement or otherwise would be increased to offset the effects of any golden parachute excise taxes payable with respect to such payments. As a condition to receiving severance and other benefits under the agreement, Mr. Wayman agreed to execute a release in favor of HP and agreed that, for 18 months following the termination of his employment with HP, he will not compete with HP, solicit its employees, or violate his confidentiality obligations to HP.

    The Compensation Committee of the HP Board of Directors has adopted a retention program that includes the payment of retention bonuses to specified employees of HP that are contingent upon the completion of the business combination transaction with Compaq Computer Corporation. Ms. Fiorina would have been entitled to receive retention bonuses under this program totaling two times the sum of her current salary and target annual bonus (a total of $8.0 million), but she has declined to accept the right to participate in this program. Mr. Jotwani, Ms. Livermore, Mr. Wayman and Mr. Zitzner may receive three times current salary plus target bonus under this program, in each case payable in two equal installments, with the first installment payable on September 4, 2002 and the second installment payable on September 4, 2003, assuming that they remain employed through the installment payment dates.

    As a part of its retention program, HP also agreed to provide the executive officers who are receiving retention bonuses as described above certain payments and benefits in the event of a "qualifying termination" within two years after the completion date of the merger. A qualifying termination is defined as any termination by HP other than for cause, resignation of the executive for good cause (including a reduction in the executive's total salary plus target bonus, a reduction of the executive's base salary or a material reduction in the kind or level of the executive's employee benefits) or termination of the executive for disability. In the event of a qualifying termination within two years after the completion of the merger, the executive will become entitled to the following payments and benefits, offset by any retention payments described above previously paid to the executive:

    - a cash payment equal to 1.5 times the executive's then-current base salary plus target bonus;

    - the executive's stock options will become fully exercisable and will remain exercisable until the earlier of:

       -   the third anniversary of the executive's termination date; and

       -   the expiration of the term of the stock option;

    - any unvested restricted stock granted to the executive under HP's stock plans will vest and a portion of other restricted stock held by the executive will vest; and

    - continuation of certain health benefits.

    The retention bonuses operate to provide incentives to stay with the post-merger entity because executive officers and other participants will be financially better off if they remain with the combined company following the merger through the relevant payment dates for retention bonuses. Under the retention program, certain executive officers, including Mr. Jotwani, Ms. Livermore, Mr. Wayman and Mr. Zitzner, will receive 1.5 times their current salary plus target bonus if they remain employed by HP until September 4, 2002. If HP terminates their employment prior to September 4, 2002, in an event that is a "qualifying termination" as described above, they would receive 1.5 times their base salary and target bonus as well as other benefits described above. They will therefore have an incentive not to resign voluntarily, because in that case they would not receive a payment under either program. In addition, these executive officers will receive 1.5 times their salary and target bonus if they remain employed through September 4, 2003. If HP terminates their employment in a qualifying termination after September 4, 2003, the amount that they would have been entitled to receive under the severance program will be offset entirely by amounts previously paid under the retention program.

    NEW EMPLOYMENT AGREEMENTS BETWEEN HP AND CERTAIN EXECUTIVES

    At the time of the execution of the Compaq merger agreement, HP expressed the intention to negotiate with certain HP executives employment agreements to take effect following the closing of the merger, based on terms for such agreements that were then under discussion but upon which agreement was not then, or at any later time, reached. Following execution of the Compaq merger agreement, HP determined that it would be more appropriate for the compensation committee of the newly constituted board following completion of the merger to analyze, review and determine the appropriate structure and size of compensation packages for executives of the combined company. HP agreed that this process would involve obtaining market information and other input from outside compensation experts and HP has determined that the employment terms previously discussed would not serve as a benchmark for any future terms. Accordingly, HP plans to negotiate promptly following the completion of the merger new employment agreements with Ms. Fiorina and certain executive officers of HP, including
Mr. Jotwani, Ms. Livermore, Mr. Wayman, and Mr. Zitzner, and certain executive officers of Compaq, including Mr. Capellas. It is currently expected that the employment agreements will include increases to the executives' current salaries to reflect their expanded responsibilities within the combined company, as well as the potential for a bonus that may be equal to or greater than the executives' base salaries. HP also currently expects the employment agreements to provide for the grant of the stock options. It is contemplated that the options will vest based upon continued service with HP and, in significant part, upon the attainment of certain performance goals. Such goals may include operational milestones and increases in HP stock prices following the merger. In addition, HP currently expects that the employment agreements will contain severance terms that will provide the officers with payments of severance if, during the term of the agreement, the executive is terminated without cause, resigns for certain reasons or terminates employment due to death or disability. These severance payments may include cash payments, continued employee benefits, additional payments in connection with any golden parachute excise taxes and the acceleration of vesting of stock options and other equity awards, but are expected to be offset by any payments under the retention/severance plan described above.

                                  PENSION PLAN

    The following table shows the estimated annual benefits payable upon retirement to HP employees in the United States under the Company's Deferred Profit-Sharing Plan (the "Deferred Plan") and the Company's Retirement Plan (the "Retirement Plan"), as well as the Company's Excess Benefit Retirement Plan (the "Excess Benefit Plan").

                   Estimated Annual Retirement Benefits(1)(2)

       Highest
      Five-Year                       Years of Service
       Average          ---------------------------------------------
    Compensation           15         20          25           30
---------------------   --------   --------   ----------   ----------
     $  400,000         $ 86,662   $115,549   $  144,436   $  173,323

        500,000          109,162    145,549      181,936      218,323

        600,000          131,662    175,549      219,436      263,323

        700,000          154,162    205,549      256,936      308,323

        800,000          176,662    235,549      294,436      353,323

        900,000          199,162    265,549      331,936      398,323

      1,000,000          221,662    295,549      369,436      443,323

      1,100,000          244,162    325,549      406,936      488,323

      1,200,000          266,662    355,549      444,436      533,323

      1,300,000          289,162    385,549      481,936      578,323

      1,400,000          311,662    415,549      519,436      623,323

      1,500,000          334,162    445,549      556,936      668,323

      1,600,000          356,662    475,549      594,436      713,323

      1,700,000          379,162    505,549      631,936      758,323

      1,800,000          401,662    535,549      669,436      803,323

      1,900,000          424,162    565,549      706,936      848,323

      2,000,000          446,662    595,549      744,436      893,323

      2,100,000          469,162    625,549      781,936      938,323

      2,200,000          491,662    655,549      819,436      983,323

      2,300,000          514,162    685,549      856,936    1,028,323

      2,400,000          536,662    715,549      894,436    1,073,323

      2,500,000          559,162    745,549      931,936    1,118,323

      2,600,000          581,662    775,549      969,436    1,163,323

      2,700,000          604,162    805,549    1,006,936    1,208,323

      2,800,000          626,662    835,549    1,044,436    1,253,323

      2,900,000          649,162    865,549    1,081,936    1,298,323

      3,000,000          671,662    895,549    1,119,436    1,343,323

------------------------

(1) Amounts exceeding $160,000 (as adjusted from time to time by the Internal Revenue Service) would be paid pursuant to the Excess Benefit Plan.

(2) No more than $200,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Retirement Plan.

    The compensation covered by the plans whose benefits are summarized in the table above equals base pay and bonuses paid pursuant to the Executive Pay-for-Results Plan. The covered compensation for each of the named executive officers is the highest five-year average of the amounts shown in the "Salary" column of the Summary Compensation table and amounts paid pursuant to the Executive Pay-for-Results Plan as shown in the "Bonus" column of the Summary Compensation table. Benefits payable upon retirement will be based on the total of the amounts shown in the "Salary" column of the Summary Compensation table and amounts paid pursuant to the Executive Pay-for-Results Plan as shown in the "Bonus" column of the Summary Compensation table.

    Named executive officers named in the Summary Compensation table have been credited with the following years of service: Ms. Fiorina, two years;
Mr. Wayman, 32 years; Mr. Zitzner, 12 years; Ms. Livermore, 19 years; and
Mr. Jotwani, 19 years.

    Retirement benefits shown are payable at age 65 in the form of (1) a single life annuity, (2) a joint annuity, or (3) a lump sum to the employee, and reflect the maximum offset allowance currently in effect under Section 401(l) of the Internal Revenue Code to compute the offset for such benefits under the plans. For purposes of calculating the benefit, an employee may not be credited with more than 30 years of service.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    HP's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, which is composed of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers. The Committee has furnished the following report on executive compensation for fiscal 2001.

EXECUTIVE COMPENSATION PHILOSOPHY

    The executive compensation Total Rewards program was developed with the overall idea to encourage and support the behaviors that enable HP to compete as a company of integrated, fast-moving teams. It is designed to inspire and reward superior performance by executives, business units and HP, and to include executives in the success of HP. The executive compensation Total Rewards program has a goal of providing executives with base pay, short-term and long-term incentives and benefits.

    THE GUIDING PRINCIPLES BEHIND TOTAL REWARDS:

    - Measure success against external benchmarks

    - Reward aspirational performance

    - Recognize individual achievement

    - Promote employee ownership in the Company

    - Attract and retain top talent

    - Balance risk and reward

EXECUTIVE COMPENSATION PRACTICES

    Each year, we survey the executive compensation practices of approximately fifty companies, 50% of which are in the S&P High Technology Composite Index and the remaining 50% of which are Fortune 100 companies that are included within the S&P 500 Index. Our practice is to target our Total Rewards program for executive compensation at the 50th percentile of equivalent programs of surveyed companies.

COMPONENTS OF EXECUTIVE COMPENSATION

BASE PAY

    Base pay is baseline cash compensation and is determined by the competitive market and individual performance. Base pay for each executive officer is established each year based on (1) a compensation range which corresponds to the executive's job responsibilities and (2) the executive officer's overall individual job performance.

SHORT-TERM BONUS/VARIABLE PAY

    Our short-term bonus/variable pay programs were developed to focus on matching reward with results. Effective November 1, 2000, the HP Pay-for-Results Plan was divided into two plans: Pay-for-Results Short-term Bonus Plan and Executive Pay-for-Results Plan. We have three plans: Executive Pay-for-Results (which applies to the named executive officers), Pay-for-Results Short-term Bonus (which applies to high-level employees) and Company Performance Bonus (which applies to all employees except those participating in the Executive Pay-for-Results Plan or the Pay-for-Results Plan).

    The philosophy is simple: a basic reward for reaching minimally acceptable goals--the performance that meets the expectations of customers and shareowners, and a considerable upside for reaching our aspirational goals--the performance that sets the standard and leads the market. To balance reward with risk, if HP does not meet its minimum goals in a given half, there could be no bonus payout at all. For fiscal 2001 there were no payouts to members of the Executive Council; however, there were minimal payouts to employees of some business units.

       [GRAPHIC REPRESENTING THRESHOLD, TARGET AND ASPIRATIONAL LEVELS OF PERFORMANCE, CORRELATING GREATER PERFORMANCE WITH GREATER REWARD]

    WE ARE SETTING OUR METRICS BASED ON THREE LEVELS OF PERFORMANCE:

      - THRESHOLD (A LEVEL OF PERFORMANCE THAT MEETS THE EXPECTATIONS OF OUR CUSTOMERS AND OUR SHAREOWNERS)
      - TARGET (A HIGHER LEVEL OF PERFORMANCE THAN THRESHOLD PERFORMANCE)
      - ASPIRATIONAL (PERFORMANCE THAT SETS THE STANDARD AND LEADS THE
        MARKET)

    THE INTENT IS TO ENCOURAGE US TO ASPIRE TO GREATER PERFORMANCE.

PAY-FOR-RESULTS

    During fiscal 2001, our named executive officers participated in the Executive Pay-for-Results Plan. This is a variable pay plan that links individual, business organization, and Company performance directly to compensation and encourages employees to make significant contributions toward the Company's top-line revenue and bottom-line net profit. The plan also ensures that there is a clear and consistent framework in which achievement is measured. The performance metrics for the Executive Council Members for fiscal 2001 were HP revenue, net profit and total customer experience; some other Pay-for-Results participants' metrics also included business unit revenue and net profit.

    In fiscal 2001, a portion of the executive's cash compensation was placed "at risk" dependent on Company and business unit results. The short-term bonus amount that was "at risk" for the named executive officers was the greater of:
(a) approximately 50% of base salary or (b) 100% of every dollar above base salary that exceeded $1 million. Depending upon the achievement of pre-determined performance metrics, we awarded executives between 0 and 300% of the targeted short-term bonus. This plan pays out semi-annually when performance targets are achieved.

COMPANY PERFORMANCE BONUS

    In fiscal 2001, HP's cash profit sharing program was replaced with the Company Performance Bonus. The plan is available to all employees with the exception of those who participate in the Pay-for-Results Short-term Bonus Plan or Executive Pay-for-Results Plan. This plan extends variable pay to all levels of HP and links individual compensation to the Company's overall results.

LONG-TERM INCENTIVES

    The long-term incentive program is designed to encourage creation of long-term value for our shareowners and equity ownership by our executives. The program consists of stock options for our executives. During fiscal 2001, we made stock option grants to executive officers under HP's 1995 Incentive Stock Plan and the 2000 Stock Plan. Each grant allows the officer to acquire shares of HP's common stock, subject to the completion of a four-year vesting period, continued employment with HP, and terms of employment contracts (if applicable). These shares may be acquired at a fixed price per share (the fair market value on the grant date) over a ten-year period. Individual and business unit performance determine an executive's grant amount.

STOCK OWNERSHIP GUIDELINES

    Our stock ownership guidelines are designed to increase the executive's equity stake in HP and more closely align his or her interests with those of our shareowners. The guidelines provide that the Chairman, President and CEO should attain an investment position in HP's stock equal to five times her targeted cash compensation and all other executive officers should attain an investment position equal to three times their targeted cash compensation.

BENEFITS

    The global benefits philosophy provides employees protection from catastrophic events and offers health and welfare benefits typical to the given country in which HP operates. In addition, through the benefits survey process, benefits offered by competitors as well as benefits that set HP apart as an employer may be incorporated into the benefits package. Where applicable, employees are responsible for managing benefit choices, balancing their own level of risk and return.

CORPORATE TAX DEDUCTION ON COMPENSATION IN EXCESS OF $1 MILLION A YEAR

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit. Payments made pursuant to the Executive Pay-for-Results Plan are considered performance-based and exempt from the deduction limit.

COMPENSATION FOR THE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Ms. Fiorina has been President and CEO of HP since joining the Company on July 17, 1999, and Chairman of the Board since September 22, 2000. All aspects of Ms. Fiorina's fiscal 2001 compensation were governed by the general principles of the Company's Executive Total Rewards program described above. At our November 2000 meeting we reviewed Ms. Fiorina's Total Rewards package and made an overall assessment of her performance and competitive forces.

COMPETITIVE FORCES

    We analyzed the total direct compensation for chief executive officers from the survey data we gathered on companies in our industry and/or of our size and complexity. As part of our review, we determined that Ms. Fiorina was entitled to a pay increase in alignment with the Company's philosophy to pay for performance and to pay amongst our competitors. In determining Ms. Fiorina's new Total Cash Compensation we wanted it to be better aligned with our Total Rewards philosophy and decided to have more of her cash compensation "at risk" by making it dependent on the Company's performance.

BASE PAY

    For fiscal 2001, Ms. Fiorina received a base pay of $1,000,000.

SHORT-TERM BONUS

    For fiscal 2001, we determined to increase Ms. Fiorina's targeted bonus opportunity to 300% of her base pay, with an aspirational opportunity of 900% of her base pay. The increase in the bonus opportunity was tied directly to Ms. Fiorina's performance and competitive practices. In light of the Company falling short of meeting its net profit and revenue objectives for the first and second half of fiscal 2001, there was no payout to Ms. Fiorina and the other named executive officers and Executive Council members.

    As we indicated in last year's report, Ms. Fiorina was entitled to receive a minimum guaranteed short-term bonus of $1,250,000 for fiscal 2000, pursuant to the terms of her employment contract. In light of the Company falling shorting of meeting its net profit and revenue objectives for the second half of fiscal 2000, resulting in no payout to the other named executive officers and Executive Council members, Ms. Fiorina initiated a dialogue with the Committee and recommended her guaranteed bonus for the second half of fiscal 2000 be zero. The Committee agreed with Ms. Fiorina's recommendation and modified Ms. Fiorina's fiscal 2001 bonus opportunity by reducing it by $625,000. After it was determined there would be no bonus payout to Ms. Fiorina for fiscal 2001, Ms. Fiorina decided to, and did, repay the Company her second half fiscal 2000 guaranteed bonus of $625,000 net of taxes.

LONG-TERM INCENTIVES--STOCK OPTIONS

    In the November 2000 meeting, the Committee reviewed the progress
Ms. Fiorina had made against the goals to reinvent the Company. They reviewed her objectives of setting a clear vision and strategy, and her ability to provide the leadership to deliver results. Based on this review, the Committee determined that Ms. Fiorina had made significant progress and contributions in all of these areas. The Committee granted Ms. Fiorina a long-term incentive award of 1,000,000 fair market value non-qualified stock options with a vesting schedule of 25% per year.

OTHER COMPENSATION MATTERS IN CONNECTION WITH THE COMPAQ MERGER

RETENTION BONUS

    The compensation committee adopted a retention program that includes the payment of retention bonuses to specified key employees. Payment of the retention bonuses are contingent upon the completion of the proposed merger transaction involving Compaq Computer Corporation. Ms. Fiorina would have been entitled to receive retention bonuses under this program totaling two times the sum of her current salary and target annual bonus (a total of $8.0 million); however, she declined to accept the right to participate in this program.

    The other named executive officers of HP may receive retention payments of three times current salary plus target bonus payable in two equal installments, with the first installment payable on September 4, 2002 and the second installment payable on September 4, 2003 under this program.

NEW EMPLOYMENT AGREEMENTS*

    At the time of the execution of the merger agreement for the Compaq merger, HP expressed the intention to negotiate with certain HP and Compaq executives, including Ms. Fiorina, employment agreements to take effect following the closing of the Compaq merger, based on terms for such agreements that were then under discussion but upon which agreement was not then, or at any later time, reached. Following execution of the merger agreement, HP and Compaq determined that it would be more appropriate for the compensation committee of the newly constituted board following completion of the merger to analyze, review and determine the appropriate structure and size of compensation packages for executives of the combined company, including Ms. Fiorina. HP and Compaq agreed that this process would involve obtaining market information and other input from outside compensation experts and HP has determined that the employment terms previously discussed would not serve as a benchmark for any future terms. Accordingly, HP plans to negotiate promptly following the completion of the Compaq merger new employment agreements with Ms. Fiorina, as well as certain executive officers of HP and Compaq. It is currently expected that the employment agreements will include increases to the executives' current salaries to reflect their expanded responsibilities within the combined company, as well as the potential for a bonus that may be equal to or greater than the executives' base salaries. HP also currently expects the employment agreements to provide for the grant of stock options. It is contemplated that the options will vest based upon continued service with HP and, in significant part, upon the attainment of certain performance goals. Such goals may include operational milestones and increases in HP stock prices following the merger. In addition, HP currently expects that the employment agreements will contain severance terms that will provide the officers with payments of severance if, during the term of the agreement, the executive is terminated without cause, resigns for certain reasons or terminates employment due to death or disability. These severance payments may include cash payments, continued employee benefits, additional payments in connection with any golden parachute excise taxes and the acceleration of vesting of stock options and other equity awards, but are expected to be offset by any payments under the applicable retention or severance plan.

COMPENSATION COMMITTEE

Phillip M. Condit, Chair
Sam Ginn
Walter B. Hewlett*

------------------------

* Mr. Hewlett did not approve the portion of the Compensation Committee Report set forth under "New Employment Agreements."

                            STOCK PERFORMANCE GRAPHS

    The graphs below show the cumulative total shareowner return assuming the investment of $100 on the date specified for each graph (and the reinvestment of dividends thereafter) in each of HP common stock, the S&P 500 Index, the S&P Technology Sector Index and a peer group.(1)

                          FIVE-YEAR CUMULATIVE RETURN
                    (INVESTMENT OF $100 ON OCTOBER 31, 1996)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       HEWLETT-PACKARD             S & P TECHNOLOGY
           COMPANY      S & P 500       SECTOR       PEER GROUP
10/96          $100.00    $100.00           $100.00     $100.00
10/97          $141.29    $132.11           $145.81     $163.46
10/98          $139.98    $161.16           $193.55     $261.57
10/99          $174.13    $202.54           $322.22     $364.18
10/00          $281.39    $214.87           $358.65     $463.56
10/01          $103.19    $161.36           $170.09     $239.67

                           ONE-YEAR CUMULATIVE RETURN
                    (INVESTMENT OF $100 ON OCTOBER 31, 2000)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       HEWLETT-PACKARD             S & P TECHNOLOGY
           COMPANY      S & P 500       SECTOR       PEER GROUP
10/00          $100.00    $100.00           $100.00     $100.00
1/01            $79.45     $95.85            $83.73      $85.55
4/01            $61.46     $87.93            $62.34      $68.81
7/01            $53.47     $85.52            $57.03      $58.65
10/01           $36.67     $75.10            $47.42      $51.48

------------------------

(1) The peer group is composed of large companies that we compete with on a worldwide basis in the computing and imaging industries. They are: Apple Computer, Inc., Compaq Computer Corporation, Dell Computer Corp., EDS Corporation, EMC Corporation, Gateway, Inc., IBM Corporation, Iomega Corporation, Lexmark International Group Inc., Quantum Corporation, Seagate Technology, Inc., Sun Microsystems, Inc., Unisys Corporation and Xerox Corporation. Data General Corporation has been removed from the peer group because it was acquired by EMC Corporation in October 1999.

                               EXECUTIVE OFFICERS

    In addition to the executive officers reported on the Form 10-K/A filed on January 30, 2002, the individuals listed below have been chosen to become executive officers upon the close of the Compaq merger. All officers are elected to serve at the pleasure of the Board.

PETER BLACKMORE                 Mr. Blackmore is expected to be elected an executive officer
Age 54                          upon the close of the Compaq merger. Mr. Blackmore was
                                elected Executive Vice President, Worldwide Sales and
                                Services of Compaq Computer Corporation in 2000. Prior to
                                that time, Mr. Blackmore served as Senior Vice President,
                                Sales and Services earlier in 2000, and Senior Vice
                                President, Sales and Marketing from 1999. Mr. Blackmore
                                joined Compaq in 1991 as Manager, Major Accounts Marketing,
                                Europe, and served in a number of senior sales and marketing positions.

ALLISON JOHNSON                 Ms. Johnson is expected to be elected an executive officer
Age 41                          upon the close of the Compaq merger. Ms. Johnson has been
                                Vice President, Brand & Communications at HP since
                                January 2001. From January 2000 to January 2001,
                                Ms. Johnson was Director, Brand & Communications at HP
                                Enterprise Systems Division. From January 1999 to
                                January 2000, she was Director, Corporate Communications at
                                Netscape Communications Corp. From September 1997 to
                                January 1999, Ms. Johnson was Director, Communications at
                                IBM Corporation and from 1993 to September 1997 she was
                                Director, Communications, Internet Division at IBM
                                Corporation.

ROBERT V. NAPIER                Mr. Napier is expected to be elected an executive officer
Age 55                          upon the close of the Compaq merger. Mr. Napier was elected
                                Senior Vice President, Global Business Solutions and Chief
                                Information Officer of Compaq Computer Corporation in 2000.
                                Mr. Napier joined Compaq in August 1999 as Senior Vice
                                President, Information Management and Chief Information
                                Officer. Prior to joining Compaq, he was Senior Vice
                                President and Chief Information Officer of Mariner
                                Post-Acute Network, a position he had held since 1998, and
                                Chief Information Officer of Delphi Automotive Systems from
                                1997 to 1998.

SHANE V. ROBISON                Mr. Robison is expected to be elected an executive officer
Age 48                          upon the close of the Compaq merger. Mr. Robison joined
                                Compaq Computer Corporation in 2000 as Senior Vice
                                President, Technology and Chief Technology Officer. Prior to
                                joining Compaq, Mr. Robison was President of Internet
                                Technology and Development at AT&T Labs, a position he had held since 1999. Prior to AT&T Labs, he was Executive Vice
                                President, Research and Development and then President,
                                Design Productivity Group, of Cadence Design Systems, Inc.,
                                from 1995 to 1999.

MICHAEL J. WINKLER              Mr. Winkler is expected to be elected an executive officer
Age 56                          upon the close of the Compaq merger. Mr. Winkler was elected
                                Executive Vice President, Global Business Units of Compaq
                                Computer Corporation in 2000. Prior to that time,
                                Mr. Winkler was Senior Vice President and Group General
                                Manager, Commercial Personal Computing Group, a position to which he was elected in 1996. Mr. Winkler joined Compaq in
                                1995 as Senior Vice President, Portable PC Division. Prior
                                to joining Compaq, Mr. Winkler was Vice President and
                                General Manager of Toshiba Computer Systems.

                            ------------------------

CERTAIN LEGAL PROCEEDINGS

    On March 28, 2002, Walter B. Hewlett, individually and as Trustee of the William R. Hewlett Revocable Trust, and Edwin E. van Bronkhorst, as co-Trustee of the William R. Hewlett Revocable Trust, filed suit against HP in the Delaware Court of Chancery, New Castle County. Mr. Hewlett is a director of HP. The complaint, which was brought pursuant to Section 225 of the Delaware General Corporation Law, alleges that HP management engaged in improper conduct in the solicitation of proxies in connection with HP's proposal to issue shares in connection with the contemplated Compaq merger. In particular, the complaint alleges that HP used corporate assets to entice and coerce financial institutions to vote in favor of the Compaq merger and made materially misleading public statements regarding the planned integration of the two companies. The complaint seeks, among other things, a declaration that certain proxies are invalid, a decree that the proposal to issue shares in connection with the proposed Compaq merger was defeated (or, in the alternative, requiring a new vote after the re-solicitation of proxies), and a preliminary and permanent injunction against HP completing the issuance of HP shares in connection with the Compaq merger. HP believes that the complaint is without merit and intends to defend itself vigorously.

                              INDEPENDENT AUDITORS

    On September 21, 2000, the Audit Committee of HP's Board of Directors terminated PricewaterhouseCoopers LLP ("PwC") as HP's independent public accountants with respect to the audit of HP's consolidated financial statements for the fiscal year ended October 31, 2000 (the "2000 Audit"). The decision was made because of concerns by both HP and PwC regarding the timing of the completion of the 2000 Audit in light of the potential loss of PwC's independence since HP was in discussions with PwC over a possible acquisition of its global management and information consulting practice (the "Potential Acquisition"). PwC had already ceased all audit work for HP on September 12, 2000. HP subsequently terminated discussions with PwC with respect to the Potential Acquisition because HP and PwC could not reach a mutually acceptable agreement.

    On September 21, 2000, the Audit Committee also selected and appointed
Ernst & Young LLP ("E&Y") to serve as HP's independent auditor with respect to the 2000 Audit. At that time, HP committed to undertake a more formal evaluation process in selecting independent auditors with respect to the audit of HP's consolidated financial statements for the fiscal year ending October 31, 2001 (the "2001 Audit"). On February 5, 2001, the Audit Committee unanimously approved the appointment of E&Y as the Company's independent auditor to complete the 2001 Audit, and on November 16, 2001, the Audit Committee unanimously approved the appointment of E&Y as the Company's independent auditor to complete the audit of HP's consolidated financial statements for the fiscal year ending October 31, 2002 (the "2002 Audit").

    Neither the report of E&Y with respect to the 2001 or 2000 Audit nor the report of PwC with respect to the audit of HP's consolidated financial statements for the fiscal years ended October 31, 1999 or October 31, 1998 contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during HP's fiscal year ended October 31, 1999 and through September 21, 2000 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to HP's consolidated financial statements, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

    Prior to retaining E&Y with respect to the 2000 Audit, HP consulted with E&Y on various aspects of the Potential Acquisition, including tax and accounting matters related to a variety of preliminary structures for the Potential Acquisition. HP did not consult with PwC on such issues.

    Representatives of E&Y are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES INCURRED BY HP FOR ERNST & YOUNG LLP

    The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal 2001.

Audit Fees (1)                             $3.7 million
Financial Information Systems Design and   $0
  Implementation Fees
All Other Fees (2)                         $19.3 million
Total                                      $23 million

------------------------

(1) Audit services of Ernst & Young LLP for 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2) Approximately $5.6 million of "All Other Fees" is for audit-related fees that consisted primarily of statutory audits, services related to business acquisitions/diversitures, accounting consultations, filings made with the Securities and Exchange Commissions and other audit-related services. The remaining $13.7 million of "All Other Fees" consisted primarily of tax services.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors of HP serves as the representative of the Board for general oversight of HP's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and HP's Standards of Business Conduct. HP's management has primary responsibility for preparing HP's financial statements and HP's financial reporting process. HP's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of HP's audited financial statements with accounting principles generally accepted in the United States.

    In this context, the Audit Committee hereby reports as follows:

    1. The Audit Committee has reviewed and discussed the audited financial statements with HP's management.

    2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

    3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees") and has discussed with the independent auditors the independent auditors' independence.

    4. The Audit Committee has considered whether the provision of services covered by Audit Fees and All Other Fees is compatible with maintaining Ernst & Young LLP's independence.

    5.  Based on the review and discussion referred to in paragraphs
        (1) through (4) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP's Annual Report on Form 10-K for the fiscal year ended October 31, 2001, for filing with the Securities and Exchange Commission.

    Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

    The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

George A. Keyworth II, Chair
Patricia C. Dunn
Richard A. Hackborn
Robert E. Knowling, Jr.

                                          By Order of the Board of Directors,

                                          /s/ Ann O. Baskins

                                          Ann O. Baskins
                                          Vice President, General
                                          Counsel and Secretary

Dated: April 4, 2002

             IMPORTANT INFORMATION CONCERNING THE HP ANNUAL MEETING

CHECK-IN BEGINS: 12:30 P.M.                            MEETING BEGINS: 2:00 P.M.

- HP SHAREOWNERS, INCLUDING JOINT HOLDERS, AS OF THE CLOSE OF BUSINESS ON MARCH 18, 2002 ARE ENTITLED TO ATTEND THE ANNUAL MEETING

- ALL SHAREOWNERS AND THEIR PROXIES SHOULD BE PREPARED TO PRESENT PHOTO IDENTIFICATION FOR ADMISSION TO THE MEETING

- IF YOU ARE A RECORD HOLDER OR A PARTICIPANT IN HP'S TAXCAP OR SHARE OWNERSHIP PLAN, YOUR SHARE OWNERSHIP WILL BE VERIFIED AGAINST A LIST OF RECORD HOLDERS OR PLAN PARTICIPANTS AS OF THE RECORD DATE, PRIOR TO BEING ADMITTED TO THE ANNUAL MEETING

- IF YOU ARE A STREET NAME HOLDER (I.E., YOU HOLD YOUR SHARES THROUGH BROKERS OR NOMINEES) YOU WILL BE ASKED TO PRESENT PROOF OF OWNERSHIP OF HP SHARES AS OF THE RECORD DATE, SUCH AS YOUR MOST RECENT BROKERAGE STATEMENT PRIOR TO
  MARCH 18, 2002, OR OTHER SIMILAR EVIDENCE OF OWNERSHIP

- PERSONS ACTING AS PROXIES MUST BRING A VALID PROXY FROM A RECORD HOLDER AS OF THE CLOSE OF BUSINESS ON MARCH 18, 2002

- FAILURE TO PRESENT IDENTIFICATION OR OTHERWISE COMPLY WITH THE ABOVE PROCEDURES UPON REQUEST WILL RESULT IN EXCLUSION FROM THE ANNUAL MEETING

- PLEASE ALLOW AMPLE TIME FOR CHECK-IN

        THANK YOU FOR YOUR INTEREST AND SUPPORT--YOUR VOTE IS IMPORTANT!

               PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION
                        CARD FOR THE ANNUAL MEETING TODAY

   DIRECTIONS TO THE FLINT CENTER
          FROM SAN FRANCISCO:                                                   [MAP]
- Take 280 South to 85 South towards
  Gilroy.
- Exit at Stevens Creek Blvd. (1st
  off-ramp).
- Turn East (left) onto Stevens Creek Blvd.
  (over freeway), then turn right onto Mary
  Ave. (2nd light).
- Upon entering De Anza College Campus,
  bear right and follow signs to parking.
- At stop sign turn left.
- Parking is available in the parking
  structure on your right.
              FROM SAN JOSE:
- Take 280 North to the De Anza Blvd. exit.
- Turn South (left) onto De Anza Blvd. and
  proceed to Stevens Creek Blvd., turn
  right onto Stevens Creek then left onto
  Mary Ave.
- Upon entering De Anza College Campus,
  bear right and follow signs to parking.
- At stop sign turn left.
- Parking is available in the parking
  structure on your right.

[5980-8778EE]

[HP LOGO]                                                              PROXY

                             HEWLETT-PACKARD COMPANY

                 ANNUAL MEETING OF SHAREOWNERS - April 26, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Carleton S. Fiorina and Ann O. Baskins and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Hewlett-Packard Company held of record by the undersigned at the close of business on March 18, 2002, at the annual meeting of shareowners to be held at 2:00 p.m., local time, on Friday, April 26, 2002, or any postponement or adjournment thereof.

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREOWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR IN ITEMS 1A AND 1B, AS APPLICABLE, FOR ITEM 2 AND AGAINST ITEMS 3 AND 4. WHETHER OR NOT DIRECTION IS MADE, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE PROXY HOLDERS RESERVE THE RIGHT TO CUMULATE VOTES AND CAST SUCH VOTES IN FAVOR OF THE ELECTION OF SOME OR ALL OF THE APPLICABLE DIRECTOR NOMINEES IN THEIR SOLE DISCRETION. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES PREVIOUSLY GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED BELOW.

--------------------------------------------------------------------------------

                       ANNUAL MEETING PROXY CARD
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.       /X/

OR PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN 1A AND 1B, FOR 2 AND AGAINST 3 AND 4.

1A. Election of Directors in the event that the proposed merger transaction with Compaq Computer Corporation is completed prior to the 2002 Annual Meeting --




                                        For       Withhold

01- L.T.Babbio, Jr.                     / /         / /

02- M.D. Capellas                       / /         / /

03- P.M. Condit                         / /         / /

04- P.C. Dunn                           / /         / /

05- C.S. Fiorina                        / /         / /

06- S. Ginn                             / /         / /

07- R.A. Hackborn                       / /         / /

08- G.A. Keyworth II                    / /         / /

09- R.E. Knowling Jr.                   / /         / /

10- S.M. Litvack                        / /         / /

11- T.J. Perkins                        / /         / /

12- L.S. Salhany                        / /         / /



1B. Election of Directors in the event that the proposed merger transaction with Compaq Computer Corporation is not completed prior to the 2002 Annual Meeting --



                                        For       Withhold

13- P.M. Condit                         / /         / /

14- P.C. Dunn                           / /         / /

15- C.S. Fiorina                        / /         / /

16- S. Ginn                             / /         / /

17- R.A. Hackborn                       / /         / /

18- G.A. Keyworth II                    / /         / /

19- R.E. Knowling, Jr.                  / /         / /

20- R.P. Wayman                         / /         / /


2. Proposal to ratify Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2002.

            For       Against       Abstain
            / /         / /          / /

3. Shareowner proposal to request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the described principles in the People's Republic of China.

            For       Against       Abstain
            / /         / /          / /

4. Shareowner proposal to request the Board of Directors to prepare a report, at reasonable cost, on the feasibility of adopting a policy, implementing programs and auditing the progress of producer responsibility for product take-back and recycling.

            For       Against       Abstain
            / /         / /          / /

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING
INSTRUCTIONS.

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc. please print your full title.


Signature 1                      Signature 2                Date (dd/mm/yyyy)



-----------------------          ----------------------     ----/----/-------


6240--HEWLETT-PACKARD COMPANY (BLUE STOCK) COMMON

--------------------------------------------------------------------------------

/ / Mark this box with an x if you have made changes to your name or address details below.


Dear Shareowner:

    Please see below instructions on how to vote your shares for the election of directors and all other proposals by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

    Thank you for your attention to these matters.

                                       HEWLETT-PACKARD COMPANY




                     INTERNET AND TELEPHONE INSTRUCTIONS

THE METHODS BELOW ARE QUICK, EASY, AND AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

If you vote by phone or Internet, have this proxy card in hand when you vote.

HEWLETT-PACKARD COMPANY encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the 2002 proxy statement and accompanying materials and then follow these easy steps:

TO VOTE USING THE TELEPHONE(WITHIN THE U.S. AND CANADA)

- Call toll free 1-888-776-5651 in the United States or Canada any time on a touch-tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located below.

Option 1:  To vote as the Board of Directors recommends on ALL proposals:
           Press 1.
           When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

TO VOTE USING THE INTERNET


- Go to the following Website:

www.computershare.com/us/proxy

- Enter the information requested on your computer screen, including your six-digit CONTROL NUMBER located below.

- Follow the simple instructions on the screen.

   IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THE PROXY CARD.

                              THANK YOU FOR VOTING!


CONTROL NUMBER



6240--HEWLETT-PACKARD COMPANY (BLUE STOCK) COMMON

[HP LOGO]                                                              PROXY

                             HEWLETT-PACKARD COMPANY

                 ANNUAL MEETING OF SHAREOWNERS - April 26, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Carleton S. Fiorina and Ann O. Baskins and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Hewlett-Packard Company held of record by the undersigned at the close of business on March 18, 2002, at the annual meeting of shareowners to be held at 2:00 p.m., local time, on Friday, April 26, 2002, or any postponement or adjournment thereof.

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREOWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR IN ITEMS 1A AND 1B, AS APPLICABLE, FOR ITEM 2 AND AGAINST ITEMS 3 AND 4. WHETHER OR NOT DIRECTION IS MADE, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE PROXY HOLDERS RESERVE THE RIGHT TO CUMULATE VOTES AND CAST SUCH VOTES IN FAVOR OF THE ELECTION OF SOME OR ALL OF THE APPLICABLE DIRECTOR NOMINEES IN THEIR SOLE DISCRETION. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES PREVIOUSLY GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED BELOW.

--------------------------------------------------------------------------------

                       ANNUAL MEETING PROXY CARD
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.       /X/

OR PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN 1A AND 1B, FOR 2 AND AGAINST 3 AND 4.

1A. Election of Directors in the event that the proposed merger transaction with Compaq Computer Corporation is completed prior to the 2002 Annual Meeting --


                                        For       Withhold

01- L.T.Babbio, Jr.                     / /         / /

02- M.D. Capellas                       / /         / /

03- P.M. Condit                         / /         / /

04- P.C. Dunn                           / /         / /

05- C.S. Fiorina                        / /         / /

06- S. Ginn                             / /         / /

07- R.A. Hackborn                       / /         / /

08- G.A. Keyworth II                    / /         / /

09- R.E. Knowling, Jr.                  / /         / /

10- S.M. Litvack                        / /         / /

11- T.J. Perkins                        / /         / /

12- L.S. Salhany                        / /         / /

1B. Election of Directors in the event that the proposed merger transaction with Compaq Computer Corporation is not completed prior to the 2002 Annual Meeting --



                                        For       Withhold

13- P.M. Condit                         / /         / /

14- P.C. Dunn                           / /         / /

15- C.S. Fiorina                        / /         / /

16- S. Ginn                             / /         / /

17- R.A. Hackborn                       / /         / /

18- G.A. Keyworth II                    / /         / /

19- R.E. Knowling, Jr.                  / /         / /

20- R.P. Wayman                         / /         / /


2. Proposal to ratify Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2002.

            For       Against       Abstain
            / /         / /          / /

3. Shareowner proposal to request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the described principles in the People's Republic of China.

            For       Against       Abstain
            / /         / /          / /

4. Shareowner proposal to request the Board of Directors to prepare a report, at reasonable cost, on the feasibility of adopting a policy, implementing programs and auditing the progress of producer responsibility for product take-back and recycling.

            For       Against       Abstain
            / /         / /          / /

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING
INSTRUCTIONS.

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc. please print your full title.


Signature 1                      Signature 2                Date (dd/mm/yyyy)



-----------------------          ----------------------     ----/----/-------



6242--HEWLETT-PACKARD COMPANY (BLUE STOCK) EMPLOYEE

--------------------------------------------------------------------------------

/ / Mark this box with an x if you have made changes to your name or address details below.


Dear Shareowner:

    Please see below instructions on how to vote your shares for the election of directors and all other proposals by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

    Thank you for your attention to these matters.

                                       HEWLETT-PACKARD COMPANY




                     INTERNET AND TELEPHONE INSTRUCTIONS

THE METHODS BELOW ARE QUICK, EASY, AND AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

If you vote by phone or Internet, have this proxy card in hand when you vote.

HEWLETT-PACKARD COMPANY encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the 2002 proxy statement and accompanying materials and then follow these easy steps:

TO VOTE USING THE TELEPHONE(WITHIN THE U.S. AND CANADA)

- Call toll free 1-800-404-7679 in the United States or Canada any time on a touch-tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located below.

Option 1:  To vote as the Board of Directors recommends on ALL proposals:
           Press 1. When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

TO VOTE USING THE INTERNET


- Go to the following Website:

www.computershare.com/us/proxy

- Enter the information requested on your computer screen, including your six-digit CONTROL NUMBER located below.

- Follow the simple instructions on the screen.

   If you vote by telephone or the Internet, DO NOT mail back the proxy card.

                              THANK YOU FOR VOTING!


CONTROL NUMBER



6242--HEWLETT-PACKARD COMPANY (BLUE STOCK) EMPLOYEE

The following notice will be mailed to all shareowners.

To cumulate your votes in the election for directors, you must return your proxy card or voting instruction card, rather than using telephone or internet voting. Please use the postage-paid return envelope provided with your proxy card or voting instruction card.

The following notice will be mailed only to current HP employees.

NOTIFICATION OF 2002 ANNUAL MEETING OF SHAREOWNERS AND INTERNET ACCESS TO THE HEWLETT-PACKARD COMPANY 2002 PROXY STATEMENT AND 2001 ANNUAL REPORT, WHICH INCLUDES THE 2001 FORM 10-K/A

Dear HP Employee Shareowner:

For the 2002 annual meeting of shareowners, which will be held at 2:00 p.m. on Friday, April 26, 2002, at the Flint Center, located at 21250 Stevens Creek Boulevard, Cupertino, California, you will be able to access the Hewlett-Packard proxy statement and 2001 annual report to shareowners, which includes the 2001 Form 10-K/A (collectively, the "Proxy Materials"), in electronic form on the Internet starting on Thursday, April 4, 2002, at the following Internet address on the World Wide Web:

http://www.hp.com/hpinfo/investor/main.htm

Your proxy card is enclosed with this notice. There are three ways to vote your proxy without attending the 2002 annual meeting of shareowners: by phone (from the U.S. or Canada only), Internet, or return mail. To vote by telephone or the Internet, follow the instructions given on the proxy card. Alternatively, you may complete, sign and return the proxy card in the enclosed, postage-paid return envelope.

BECAUSE THE TOLL-FREE TELEPHONE NUMBER FOR TELEPHONE VOTING IS NOT AVAILABLE OUTSIDE OF THE U.S. AND CANADA, SHAREOWNERS OUTSIDE OF THE U.S. AND CANADA ARE ENCOURAGED TO USE THE CONVENIENCE AND IMMEDIACY OF THE INTERNET TO VOTE ONLINE.

You may also vote shares held directly in your name in person at the 2002 annual meeting. You should be prepared to present photo identification for admittance. In addition, your name will be verified against the list of record holders or participants in HP's TAXCAP or Share Ownership Plan on the record date prior to being admitted to the annual meeting. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in.

The proposals to be voted on and the procedures for voting in person at the 2002 annual meeting of shareowners are described in the proxy statement.

HOWEVER YOU CHOOSE TO VOTE, PLEASE DO SO AS SOON AS POSSIBLE.

There may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. Shareowners are responsible for bearing these costs. HP does not charge fees for electronic access.

You may request paper copies of the Proxy Materials at any time by calling HP's shareowner information line at 800-825-5497 or online at:

http://www.hp.com/hpinfo/investor/main.htm.

The following notice will be mailed only to former HP employees who are still participating in HP's TAXCAP Plan.

NOTIFICATION OF 2002 ANNUAL MEETING OF SHAREOWNERS AND RELATED PROXY MATERIALS

Dear HP Shareowner in the TAXCAP Plan:

Enclosed please find the Hewlett-Packard proxy statement and 2001 annual report to shareowners, which includes the 2001 Form 10-K/A (collectively, the "Proxy Materials"), for the 2002 annual meeting of shareowners that will be held at 2:00 p.m. on Friday, April 26, 2002, at the Flint Center, located at 21250 Stevens Creek Boulevard, Cupertino, California. You can also access the Proxy Materials in electronic form on the Internet starting on Thursday, April 4, 2002, at the following Internet address on the World Wide Web:

http://www.hp.com/hpinfo/investor/main.htm

You are receiving a paper copy of the Proxy Materials in addition to notification that these materials are available in electronic form because HP must obtain advance consent for the electronic delivery of proxy materials for shareowners who are not current employees.

Your proxy card is being sent in a separate package. There are three ways to vote your proxy without attending the 2002 annual meeting of shareowners: by phone (from the U.S. or Canada only), Internet, or return mail. To vote by telephone or the Internet, follow the instructions given on the proxy card. Alternatively, you may complete, sign and return the proxy card in the postage-paid return envelope.

BECAUSE THE TOLL-FREE TELEPHONE NUMBER FOR TELEPHONE VOTING IS NOT AVAILABLE OUTSIDE OF THE U.S. AND CANADA, SHAREOWNERS OUTSIDE OF THE U.S. AND CANADA ARE ENCOURAGED TO USE THE CONVENIENCE AND IMMEDIACY OF THE INTERNET TO VOTE ONLINE.

You may also vote shares held directly in your name in person at the 2002 annual meeting. You should be prepared to present photo identification for admittance. In addition, your name will be verified against the list of HP's TAXCAP participants on the record date. If you do not provide photo identification, you will not be admitted to the annual meeting. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in.

The proposals to be voted on and the procedures for voting in person at the 2002 annual meeting of shareowners are described in the proxy statement.

HOWEVER YOU CHOOSE TO VOTE, PLEASE DO SO AS SOON AS POSSIBLE.

There may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. Shareowners are responsible for bearing these costs. HP does not charge fees for electronic access.

You may request paper copies of the Proxy Materials at any time by calling HP's shareowner information line at 800-825-5497 or online at:

http://www.hp.com/hpinfo/investor/main.htm.

The following notice will be sent electronically to all HP employees.

To: All HP Employees

From: HP Corporate Communications

                 HP 2001 Annual Report and 2002 Proxy Statement

This notice is to let you know that the 2001 HP annual report and 2002 proxy statement are available online. These materials are accessible to all HP employees and non-HP employees internally at the @hp portal or http://hpnow.hp.com. They are also accessible to anyone externally at http://www.hp.com/hpinfo/investor/main.htm. Your local IT or tech-support people are your first points of contact regarding any performance or technical issues that may arise with the online annual report and proxy statement.

If you are an HP sales rep and are interested in ordering bulk hardcopies of the annual report, please see the information below labeled "HP Sales Reps Orders." If you are interested in ordering a hardcopy of the annual report or proxy statement for yourself, please see the information below labeled "Individual Orders."

HP SALES REPS ORDERS

Here is the URL for information regarding orders for bulk copies of the HP annual report: http://www.webfulfillment.com/kpcorp/lit/.

The publication number for the 2001 HP annual report is #5980-8488EN. If you have any questions regarding placing an order, please consult the contact information on the Web page.

INDIVIDUAL ORDERS

The URL for ordering a hardcopy of the 2001 HP annual report and/or the 2002 HP proxy statement is:
http://investor.hp.com/document-request.cfm?companyid=hwp&header=w&footer=w.
Check "2001 Annual Report" and/or "2002 Proxy Statement", then enter your mailing address information and submit the form.

Thank you for your attention.